                                                   File Nos. 333-12507, 811-7827

     As filed with the Securities and Exchange Commission on June 29, 1998
                 ____________________________________________

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-4
                                   --------

           Registration Statement Under the Securities Act of 1933        [_]
                      Pre-Effective Amendment No.______                   [_]
                       Post-Effective Amendment No. 1                     [X]
                                                  -----
                                    and/or
       Registration Statement Under the Investment Company Act of 1940    [_]
                              Amendment No.   3                           [X]
                                            -----

                       (Check appropriate box or boxes.)

                          RETIREMAP VARIABLE ACCOUNT
                          (Exact Name of Registrant)

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                              (Name of Depositor)

                            2001 Third Avenue South
                          Birmingham, Alabama  35233
              (Address of Depositor's Principal Executive Office)

                 Depositor's Telephone Number:  (205) 325-4300
Name and Address of Agent for Service:         Copy to:
James L. Sedgwick, Esquire                     Frederick R. Bellamy, Esquire
United Investors Life Insurance Company        Sutherland, Asbill & Brennan LLP
2001 Third Avenue South                        1275 Pennsylvania Avenue, N.W.

Birmingham, Alabama  35233                     Washington, D.C.  20004-2415


             ____________________________________________


It is proposed that this filing will become effective (check appropriate box):

     [ ]  immediately upon filing pursuant to paragraph (b)
     [X]  on July 1, 1998 pursuant to paragraph (b)
     [ ]  60 days after filing pursuant to paragraph (a) (i)
     [ ]  on _________ pursuant to paragraph (a) (i) of Rule 485

If appropriate, check the following box:
     [ ] this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Title of Securities Being Registered:    Variable Annuity Contracts

                             CROSS REFERENCE SHEET
           PURSUANT TO RULE 481(A) UNDER THE SECURITIES ACT OF 1933

             Showing Location of Information Required by Form N-4
                in Part A (Prospectus) and Part B (Statement of
             Additional Information) of the Registration Statement
________________________________________________________________________________

                                    Part A
                                    ------

Item of Form N-4                             Prospectus Caption
----------------                             ------------------
1.   Cover Page..........................    Cover page
2.   Definition..........................    Definitions
3.   Synopsis............................    Summary
4.   Condensed Financial Information.....    N/A
5.   General
     (a) Depositor.......................    United Investors Life Insurance
                                             Company
     (b) Registrant......................    RetireMap Variable Account
     (c) Portfolio Company...............    Charges and Deductions
     (d) Fund Prospectus.................    The Funds
     (e) Voting Rights...................    Voting Rights
     (f) Administrators..................    Summary
6.   Deductions and Expense..............    Charges and Deductions
     (a) General.........................    Charges and Deductions
     (b) Sales Load Percentage...........    Charges and Deductions
     (c) Special Purchase Plan...........    Charges and Deductions
     (d) Commissions.....................    Distributor of the Policies
     (e) Expenses - Registrant...........    Federal Taxes
     (f) Fund Expenses...................    The Funds
     (g) Organizational Expenses.........    N/A
7.   Contracts
     (a) Persons with Rights.............    The Policy; Annuity Payments;
                                             Voting Rights
     (b)   (i)  Allocation of Premium
                Payments.................    Allocation of Purchase Payments
          (ii)  Transfers................    Transfers
         (iii)  Exchanges................    N/A
     (c) Changes.........................    Additions, Deletions or
                                             Substitutions of Investments
     (d) Inquiries.......................    Summary
8.   Annuity Period......................    Annuity Payments
9.   Death Benefit.......................    Death Benefits
10.  Purchases and Contract Value
     (a) Purchases.......................    Purchase Payments and Allocation
                                             of Purchase Payments
     (b) Valuation.......................    Policy Value
     (c) Daily Calculation...............    Policy Value
     (d) Underwriter.....................    Distributor of the Policies
11.  Redemptions
     (a) - By Owners.....................    Surrender and Partial Withdrawals
         - By Annuitant..................    N/A
     (b) Texas ORP.......................    Surrender and Partial Withdrawals
     (c) Check Delay.....................    Surrender and Partial Withdrawals
     (d) Lapse...........................    N/A
     (e) Free Look.......................    Free Look Period
12.  Taxes...............................    Federal Tax Matters
13.  Legal Proceedings...................    Legal Proceedings
14.  Table of Contents of the Statement
     of Additional Information...........    Statement of Additional
                                             Information

                                    Part B
                                    ------

                                             Statement of Additional
Item of Form N-4                             Information Caption
----------------                             -----------------------
15.  Cover Page..........................    Cover Page
16.  Table of Contents...................    Table of Contents
17.  General Information and History.....    N/A
18.  Services
     (a) Fees and Expenses of Registrant.    N/A
     (b) Management Contracts............    N/A
     (c) Custodian.......................    N/A
         Independent Public Accountant...    Experts
     (d) Assets of Registrant............    Safekeeping of Variable
                                             Account Assets
     (e) Affiliated Persons..............    N/A
     (f) Principal Underwriter...........    Distribution of the Policy
19.  Purchase of Securities Being
     Offered.............................    Distribution of the Policy
20.  Underwriters........................    Distribution of the Policy
21.  Calculation of Performance Data.....    Performance Data Calculations
22.  Annuity Payments....................    The Policy; Determination of
                                             Annuity Payments
23.  Financial Statements................    Financial Statements

--------------------------------------------------------------------------------

               U N I T E D   I N V E S T O R S

               R E T I R E M A P SM

               VARIABLE ANNUITY

               PROSPECTUS
--------------------------------------------------------------------------------

                 This Prospectus describes the RetireMAP Deferred Variable
               Annuity Policy ("Policy") issued by United Investors Life Insurance Company ("United Investors"). The Policy can be purchased with a single minimum Purchase Payment of $2,000 (for tax qualified policies, the minimum Purchase Payment is lower). Additional Purchase Payments may be made in amounts of $100 or more. No Policy will be issued if either the Annuitant or the Owner is over age 85.

                 Over the life of the Policy, the Owner may choose to allocate
               Purchase Payments or transfer values to no more than 17 of the Investment Divisions ("Investment Divisions") of the RetireMAP Variable Account (the "Variable Account"), to the Fixed Account which provides guaranteed interest accumulation, or to a combination of both. (See "Transfers" for additional restrictions on transfers.) Assets of each Investment Division are invested in a corresponding mutual fund portfolio. The following 22 Portfolios of the Funds are currently offered to Policyowners through the Investment Divisions of the Variable
               Account:

               AIM VARIABLE INSURANCE FUNDS, INC.      MFS(R) VARIABLE INSURANCE TRUST
                 AIM V.I. GROWTH FUND                     MFS EMERGING GROWTH SERIES
                 AIM V.I. VALUE FUND                      MFS GROWTH WITH INCOME SERIES
               DREYFUS VARIABLE INVESTMENT FUND           MFS RESEARCH SERIES
                 CAPITAL APPRECIATION PORTFOLIO           MFS UTILITIES SERIES
                 GROWTH AND INCOME PORTFOLIO            SCUDDER VARIABLE LIFE INVESTMENT FUND
                 QUALITY BOND PORTFOLIO                   GLOBAL DISCOVERY PORTFOLIO
                 SMALL CAP PORTFOLIO                      INTERNATIONAL PORTFOLIO
               FEDERATED INSURANCE SERIES               WARBURG PINCUS TRUST
                 FEDERATED AMERICAN LEADERS FUND II       INTERNATIONAL EQUITY PORTFOLIO
                 FEDERATED EQUITY INCOME FUND II        WARBURG PINCUS TRUST II
                 FEDERATED FUND FOR U.S. GOVERNMENT       FIXED INCOME PORTFOLIO
                   SECURITIES II                          GLOBAL FIXED INCOME PORTFOLIO
                 FEDERATED PRIME MONEY FUND II
               INVESCO VARIABLE INVESTMENT FUNDS, INC.
                 DYNAMICS PORTFOLIO
                 HIGH YIELD PORTFOLIO
                 INDUSTRIAL INCOME PORTFOLIO

                 The Policy Value will vary in accordance with the investment performance of the Investment Divisions selected by the Owner. Therefore, the Owner bears the entire investment risk under the Policy for all Purchase Payments allocated to the Variable Account. United Investors guarantees that Purchase Payments allocated to the Fixed Account will earn interest at a rate of not less than the Guaranteed Minimum Interest Rate of 4% per year.

                 The Owner can surrender the Policy for cash or make a partial cash withdrawal any time prior to the Retirement Date (collectively, "Withdrawals"), although Withdrawals may be taxable and subject to a withdrawal charge and tax penalty.


                 This Prospectus sets forth the basic information that a
               prospective investor should know before investing. A "Statement of Additional Information" containing more detailed information about the Policy and the Variable Account is available free by writing United Investors at United Investors Life Insurance Company, Administrative Office, P.O. Box 219065, Dallas, TX 75221-9065, or by calling (800) 453-1271. The Statement of Additional Information, which has the same date as this Prospectus, has been filed with the U.S. Securities and
               Exchange Commission and is incorporated herein by reference.
               The table of contents for the Statement of Additional
               Information is included at the end of this Prospectus.
--------------------------------------------------------------------------------
               THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION
               OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
               THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY. AN INVESTMENT IN THE POLICIES INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.
--------------------------------------------------------------------------------
               PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.
--------------------------------------------------------------------------------

               The Date of This Prospectus is July 1, 1998
               Issued By:
                    United Investors Life Insurance Company
                            2001 Third Avenue South
                           Birmingham, Alabama 35233
--------------------------------------------------------------------------------

                                                             U-1153,Ed.7/98

-------------------------------------------------------------------------------

                               TABLE OF CONTENTS
-------------------------------------------------------------------------------

                                                                            PAGE
                                                                            ----
DEFINITIONS................................................................ iii
SUMMARY....................................................................   1
PUBLISHED RATINGS..........................................................   9
UNITED INVESTORS LIFE INSURANCE COMPANY AND RETIREMAP VARIABLE ACCOUNT.....   9
  United Investors Life Insurance Company..................................   9
  RetireMAP Variable Account...............................................   9
  The Funds................................................................  10
  Fund Management and Fees.................................................  13
FIXED ACCOUNT..............................................................  14
THE POLICY.................................................................  15
  Issuance of a Policy.....................................................  15
  Purchase Payments........................................................  15
  Allocation of Purchase Payments..........................................  15
  Policy Value.............................................................  16
  Surrender and Partial Withdrawals........................................  17
  Transfers................................................................  18
  Dollar Cost Averaging....................................................  19
  Death Benefit............................................................  19
  "Free Look" Period.......................................................  21
CHARGES AND DEDUCTIONS.....................................................  21
  Withdrawal Charge........................................................  21
  Waiver of Withdrawal Charges Rider.......................................  22
  Annual Contract Maintenance Charge.......................................  22
  Administration Fee.......................................................  22
  Reduction In Charges For Certain Groups..................................  22
  Mortality and Expense Risk Charge........................................  23
  Optional Death Benefit Rider Charge......................................  23
  Transaction Charge.......................................................  23
  Premium Taxes............................................................  23
  Federal Taxes............................................................  24
  Fund Expenses............................................................  24
ANNUITY PAYMENTS...........................................................  24
  Election of Payment Option...............................................  24
  Retirement Date..........................................................  24
  Available Options........................................................  24
DISTRIBUTOR OF THE POLICIES................................................  26
FEDERAL TAX MATTERS........................................................  26
  Introduction.............................................................  26
  Taxation of Annuities in General.........................................  26
VOTING RIGHTS..............................................................  30
PREPARING FOR YEAR 2000....................................................  30
LEGAL PROCEEDINGS..........................................................  31
FINANCIAL STATEMENTS.......................................................  31
STATEMENT OF ADDITIONAL INFORMATION........................................  32

                  The Policy is not available in all States.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

-------------------------------------------------------------------------------

                                  DEFINITIONS
-------------------------------------------------------------------------------

Annuitant................means the person on whose life Annuity Payments de-
                         pend. If the Policyowner names more than one person as an "Annuitant," the second person is referred to as "Co-Annuitant." All provisions based on the date of death of the "Annuitant" prior to the Retirement Date are based on the date of death of the last to survive of the "Annuitant" or "Co-Annuitant." The "Annuitant" and "Co-Annuitant" are referred to col-lectively as the "Annuitant."

Annuity Payment..........means an amount paid monthly, starting on the Retire-
                         ment Date, by United Investors to the Annuitant or any other payee.

Annuity Payment Option...means any one of the payment options available under the Policy.

Beneficiary..............means the person, persons or entity entitled to Death
                         Benefit proceeds under this Policy upon death of the Owner (or Annuitant if the Owner is not a natural person) before the Retirement Date. If the Policy has Joint Owners and one Owner dies, the surviving Joint Owner will be deemed the Beneficiary.

Death Benefit............means the benefit payable upon death of the Owner (or
                         Annuitant if the Owner is not a natural person) be-fore the Retirement Date.

Fixed Account............is a part of the General Account of United Investors
                         Life Insurance Company. The General Account consists of all assets of United Investors Life Insurance Com-pany other than those in any separate account.

Fixed Account Value......means the value of the Fixed Account under the Poli-
                         cy.

Fixed Annuity............means an annuity with payments which remain fixed in amount throughout the payment period and, unlike a Variable Annuity, do not vary with the investment ex-perience of the variable Investment Divisions.

Funds....................means the mutual funds of which certain portfolios are available for investment by the Variable Account on the Policy Date or as later changed by us.

Guaranteed Minimum
 Interest Rate...........means the minimum effective annual rate at which in-
                         terest will be credited to amounts allocated to the Fixed Account under the Policy. The Guaranteed Mini-mum Interest Rate is 4% per year.

Joint Owner..............means the persons named as the Joint Owner in the ap-
                         plication, unless he or she has assigned ownership to someone else.

Net Purchase Payment.....means a Purchase Payment less any deduction for pre-
                         mium taxes incurred at the time the Purchase Payment was accepted.

Nonqualified Policies....means Policies not used in connection with certain plans that qualify for special Federal income tax treatment.

Policy Anniversary.......means the same day and month as the Policy Date each year that the Policy remains in force.

Policy Date..............means the date the Policy becomes effective, and the date from which Policy Anniversaries and Policy Years are determined.

Policy Value.............means the Variable Account Value plus the Fixed Ac-
                         count Value prior to the Retirement Date.

Policy Year..............
                         means a year that starts on the Policy Date or on a Policy Anniversary.

Policyowner or Owner.....
                         means the person named as the owner in the applica-tion, unless he or she has assigned ownership to someone else.

Purchase Payment.........means any payment made by the Policyowner under the
                         Policy.

Qualified Policies.......means Policies used in connection with certain plans that qualify for special Federal income tax treat-ment.

Retirement Date..........
                         is the date on which the Annuity Payments start.

Surrender Value..........means the Policy Value less any Withdrawal Charge, the Annual Contract Maintenance Charge, an Optional Death Benefit Rider Charge (if applicable), and ap-plicable deductions for premium taxes.

Valuation Date...........means a normal business day, Monday through Friday.
                         However, we will not value the Policy on any custom-ary U.S. business holiday when the New York Stock Ex-change is not open for trading. Those holidays cur-rently are New Year's Day, Presidents' Day, Good Fri-day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Valuation Period.........
                         means the interval of time commencing at the close of business of the New York Stock Exchange on each Valu-ation Date and ending at the close of business of the New York Stock Exchange on the next Valuation Date.

Variable Account Value...means the sum of all values of the Investment Divi-
                         sions of the Variable Account under the Policy.

Variable Annuity.........
                         means an annuity with payments which vary in amount with the investment experience of one or more of the variable Investment Divisions.

We.......................means United Investors Life Insurance Company. "Us"
                         and "our" also refer to United Investors.

Written Request or
 Written Notice..........means a request or notice in writing signed by the
                         Policyowner.

You......................
                         means the owner of the Policy. "Your" and "yours" also refer to the Policyowner.

                                    SUMMARY

  The following summary of Prospectus information should be read in conjunction with the detailed information appearing elsewhere in this Prospectus.

  THE POLICY. The Policy is designed to aid individuals in long-term financial planning and provides for the accumulation of capital on a tax-deferred basis for retirement or other long-term purposes. The Policy also provides Annuity Payments after the Retirement Date. The Owner may select from a number of Annuity Payment Options, including a life annuity, joint life annuity, and life annuity for a guaranteed period. Annuity Payments may be on a variable basis, a fixed basis, or a combination thereof. (See "Annuity Payments.")

  The Policy is issued in consideration of the application and payment of the initial Purchase Payment. The minimum initial Purchase Payment for non-qualified policies is $2,000. For qualified plans, the initial Purchase Payment must be at least $1,200, unless Purchase Payments will be made by means of a bank draft authorization or a group payment method approved in advance by us. (See "Purchase Payments.") The Policy can be purchased for a single Purchase Payment. However, additional Purchase Payments may be paid at the Policyowner's option (within certain limits). (See "Purchase Payments.") The Policy can be purchased on a non-qualified tax basis or it can be purchased and used in connection with plans qualifying for favorable Federal income tax treatment.

  THE VARIABLE ACCOUNT. The Variable Account currently has 22 Investment Divisions. Each Investment Division invests solely in shares of a corresponding mutual fund portfolio of one of several Funds. Currently the following 22 separate investment portfolios are available:



AIM VARIABLE INSURANCE FUNDS, INC.          MFS(R) VARIABLE INSURANCE TRUST
  AIM V.I. GROWTH FUND                          MFS EMERGING GROWTH SERIES
  AIM V.I. VALUE FUND                           MFS GROWTH WITH INCOME SERIES
                                                MFS RESEARCH SERIES
DREYFUS VARIABLE INVESTMENTS FUND               MFS UTILITIES SERIES
  CAPITAL APPRECIATION PORTFOLIO
  GROWTH AND INCOME PORTFOLIO               SCUDDER VARIABLE LIFE INVESTMENT
  QUALITY BOND PORTFOLIO                    FUND
  SMALL CAP PORTFOLIO                           GLOBAL DISCOVERY PORTFOLIO
                                                INTERNATIONAL PORTFOLIO
FEDERATED INSURANCE SERIES                  WARBURG PINCUS TRUST
  FEDERATED AMERICAN LEADERS FUND II            INTERNATIONAL EQUITY PORTFOLIO
  FEDERATED EQUITY INCOME FUND II           WARBURG PINCUS TRUST II
  FEDERATED FUND FOR U.S. GOVERNMENT            FIXED INCOME PORTFOLIO
   SECURITIES II                                GLOBAL FIXED INCOME PORTFOLIO
  FEDERATED PRIME MONEY FUND II
INVESCO VARIABLE INVESTMENT FUNDS, INC.
  DYNAMICS PORTFOLIO
  HIGH YIELD PORTFOLIO
  INDUSTRIAL INCOME PORTFOLIO

Each of these Portfolios has a different investment objective. (See "The
Funds.")

  The Policyowner determines the allocation of Purchase Payments and Policy Value among the Investment Divisions of the Variable Account. Because the Policy Value depends on the investment experience of the selected Investment Divisions, the Owner bears the entire investment risk under the Policy for all Purchase Payments allocated to, and amounts transferred to, the Variable Account. (See "Allocation of Purchase Payments.") Prior to the Retirement Date, the Policyowner may transfer the Policy Value from one Investment Division to one or more other Investment Divisions up to twelve times per Policy Year at no cost. After the Retirement Date, the Annuitant may reallocate the value of the Annuitant's interest in the Investment Divisions once each Policy Year at no cost. (See "Transfers.")

  THE FIXED ACCOUNT. The Fixed Account is a part of the General Account of United Investors Life Insurance Company. The General Account consists of all assets of United Investors Life Insurance Company other than those in any separate account. We guarantee that we will credit interest at a rate of not less than the Guaranteed Minimum Interest Rate of 4% per year to amounts allocated to the Fixed Account. We may credit interest at a rate in excess of the Guaranteed Minimum Interest Rate. ANY EXCESS INTEREST CREDITED WILL BE DETERMINED IN OUR SOLE DISCRETION. THE OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE GUARANTEED MINIMUM INTEREST RATE. The Fixed Account may not be available in all states. (See "Fixed Account.")

  The Policyowner determines the allocation of Purchase Payments and Policy Value to the Fixed Account. Prior to the Retirement Date, the Policyowner may transfer all or part of the values held in the Fixed Account to one or more of the Investment Divisions of the Variable Account, subject to certain restrictions. (See "Transfers.") After the Retirement Date, transfers from the Fixed Account to the Investment Divisions of the Variable Account are not allowed. After the Retirement Date values held in the Investment Divisions of the Variable Account may be transferred to the Fixed Account only once per policy year. (See "Transfers.")

  POLICY VALUE. On the Policy Date, the Policy Value equals the initial Purchase Payment less any applicable premium taxes plus any accrued interest from the date of receipt of the initial Purchase Payment to the Policy Date. Thereafter, the Policy Value will increase or decrease from day to day depending on the investment experience of the selected Investment Divisions.

  The Policy Value is equal to the Variable Account Value plus the Fixed Account Value prior to the Retirement Date. (See "Fixed Account.") Variable Account Value is not guaranteed. The Policy Value will reflect the investment performance of the selected Investment Divisions, the charges imposed in connection with the Policy, and indirectly the expenses of the Portfolios. (See "Policy Value.") Accordingly, although the Policy offers the possibility that the Policy Value will increase, there is no assurance that it will increase, and it may decrease.

  SURRENDER AND PARTIAL WITHDRAWALS. You may surrender the Policy at any time prior to the Retirement Date for the Surrender Value, which is the Policy Value less any applicable Withdrawal Charge, the Annual Contract Maintenance Charge, the Optional Death Benefit Rider Charge (if applicable), and applicable deductions for premium taxes. You may also make partial withdrawals of the Policy Value at any time prior to the Retirement Date. However, amounts withdrawn during the first six Policy Years following receipt of a Purchase Payment may be subject to a Withdrawal Charge. (See "Surrender and Partial Withdrawals.") In addition, withdrawals may be taxable and subject to a penalty tax. For certain Qualified Policies, withdrawals may be severely restricted and/or penalized. (See "Federal Tax Matters.")

  DEATH BENEFIT. The Policy provides a Death Benefit if an Owner dies before the Retirement Date. Upon the death of any Owner prior to the Retirement Date, certain distribution requirements under Federal income tax laws will apply. (See "Death Benefit.") The Death Benefit under the Policy will be paid in a lump sum or under one of the Annuity Payment Options. (See "Death Benefit," and "Annuity Payments.") No Death Benefit will be paid if the Annuitant or Owner dies after the Retirement Date unless provided for in the Annuity Payment Option then in effect. (See "Death Benefit.")

  If death of the Annuitant occurs prior to the Retirement Date and the Annuitant is also an Owner or a Joint Owner of the Policy, the rules governing distribution of death benefit proceeds in the event of the death of the Owner shall apply. (See "Death Benefit.")

  An Optional Death Benefit Rider is available for an extra charge of 0.17% annually of the average death benefit amount. (See "Death Benefit.")

  CHARGES AND DEDUCTIONS. United Investors does not impose any charge or deduction against a Purchase Payment prior to its allocation to the Variable Account or Fixed Account (except for a charge for any premium taxes incurred at the time the Purchase Payment is accepted). Deductions are made from the values in the Investment Divisions and the Fixed Account to pay for various expenses and risks that we incur.

  A sales charge in the form of a withdrawal charge ("Withdrawal Charge") is assessed against each Purchase Payment withdrawn or applied under an Annuity Payment Option within six years after the Purchase Payment is received. The Withdrawal Charge is 7% of Purchase Payments less than two years old, and decreases to 3% on Purchase Payments that are 5 years old. Purchase Payments 6 years old or older are not subject to Withdrawal Charges. (See "Withdrawal Charge.")

  A Transaction Charge of up to $20 will apply if more than twelve withdrawals are made in a Policy Year. (See "Transaction Charge.") Withdrawals may be taxable and subject to a penalty tax. (See "Federal Tax Matters.")

  An Annual Contract Maintenance Charge of $35 is made on each Policy Anniversary and at the time a Policy is surrendered to partially compensate United Investors for the cost of administering the Policy. This charge is waived on any Policy Anniversary on which cumulative Purchase Payments less withdrawals equals or exceeds $30,000. (See "Annual Contract Maintenance Charge.") This annual deduction will be made from the variable Investment Divisions in the same proportion that their values bear to the total Variable Account Value. There is also a daily charge at an annual rate of 0.15% of the daily value of the Investment Divisions, for the costs of administering the Variable Account and the Policies. (See "Administration Fee.")

  A daily charge, at an annual rate of 1.25% of the daily value of the Investment Divisions, will be deducted from the Investment Divisions for United Investors' assumption of certain mortality and expense risks incurred in connection with the Policy. (See "Mortality and Expense Risk Charge.") There is no Mortality and Expense Risk Charge for amounts in the Fixed Account.

  SUMMARY OF FEES AND CHARGES. The following information summarizes the fees and charges payable by the Owner of a Policy:

CONTRACT OWNER TRANSACTION EXPENSES:
  Maximum Withdrawal Charge.............................................     7%
  Maximum Transaction Charge (for each Withdrawal in excess of 12 per
   Policy Year).........................................................    $20
  Transfer fee (maximum of 12 transfers in a Policy Year)...............    $ 0
MAXIMUM ANNUAL CONTRACT MAINTENANCE CHARGE..............................    $35
VARIABLE ACCOUNT ANNUAL EXPENSES (expressed as a percentage of the aver-
 age daily net assets of each Investment Division of the Variable Ac-
 count):
  Mortality and Expense Risk Charge.....................................  1.25%
  Administration Fee....................................................  0.15%
                                                                          -----
Total Variable Account Annual Expenses:.................................  1.40%

Optional Death Benefit Rider Charge:......0.17% (annually) of the average death benefit amount

                         PORTFOLIO ANNUAL EXPENSES (1)
        (expressed as a percentage of net assets of each Portfolio) (2)

                                                                TOTAL PORTFOLIO
                                      MANAGEMENT     OTHER           ANNUAL
                                       FEE (3)    EXPENSES (3)    EXPENSES (3)
                                      (after any   (after any   (after waiver or
              PORTFOLIO                waiver)   reimbursement)  reimbursement)
              ---------               ---------- -------------- ----------------
  AIM Variable Insurance Funds, Inc.
    AIM V.I. Growth Fund (5)........     0.65 %       0.08 %          0.73 %
    AIM V.I. Value Fund (5).........     0.62 %       0.08 %          0.70 %
  Dreyfus Variable Investment Fund
    Capital Appreciation Portfolio..     0.75 %       0.05 %          0.80 %
    Growth and Income Portfolio.....     0.75 %       0.05 %          0.80 %
    Quality Bond Portfolio..........     0.65 %       0.10 %          0.75 %
    Small Cap Portfolio.............     0.75 %       0.03 %          0.78 %
  Federated Insurance Series
    Federated American Leaders Fund
     II.............................     0.66 %       0.19 %          0.85 %
    Federated Equity Income Fund II.     0.00 %       0.85 %          0.85 %
    Federated Fund for U.S.
     Government Securities II.......     0.15 %       0.65 %          0.80 %
    Federated Prime Money Fund II...     0.30 %       0.50 %          0.80 %
  INVESCO Variable Investment Funds,
   Inc.
    Dynamics Portfolio..............     0.60 %       0.30 %          0.90 %
    High Yield Portfolio............     0.60 %       0.23 %          0.83 %
    Industrial Income Portfolio.....     0.75 %       0.16 %          0.91 %
  MFS(R) Variable Insurance Trust
    MFS Emerging Growth Series......     0.75 %       0.12 %          0.87 %
    MFS Growth with Income Series...     0.75 %       0.25 %          1.00 %
    MFS Research Series.............     0.75 %       0.13 %          0.88 %
    MFS Utilities Series............     0.75 %       0.25 %          1.00 %
  Scudder Variable Life Investment
   Fund (4)
    Global Discovery Portfolio......     0.92 %       0.90 %          1.82 %
    International Portfolio.........     0.86 %       0.43 %          1.29 %
  Warburg Pincus Trust
    International Equity Portfolio..     1.00 %       0.35 %          1.35 %
  Warburg Pincus Trust II
    Fixed Income Portfolio..........     0.32 %       0.67 %          0.99 %
    Global Fixed Income Portfolio...     0.29 %       0.70 %          0.99 %

--------
(1) The Portfolio Annual Expenses shown above are assessed at the underlying mutual fund level and are not direct charges against Variable Account assets or reductions from Policy Value. These underlying Portfolio Annual Expenses are taken into consideration in computing each underlying Portfolio's net asset value which is the share price used to calculate the unit values of the Investment Divisions of the Variable Account. The Management Fees and Other Expenses, some of which are subject to fee waivers or expense reimbursements, are more fully described in the prospectus for each individual underlying mutual fund. The information relating to the underlying Portfolio Annual Expenses was provided by the underlying mutual fund and was not independently verified by United Investors.

(2) The percentages are based on expenses incurred for the year ended December 31, 1997, except for the following new Portfolios, where the figures are estimates for the year ending December 31, 1998; INVESCO Dynamics Portfolio; Scudder Global Discovery Portfolio; Scudder International Portfolio; Warburg Pincus Fixed Income Portfolio; and Warburg Pincus Global Fixed Income Portfolio.

(3) With respect to certain Portfolios, the Portfolio's investment adviser is waiving part or all of its Management Fee and reimbursing part or all of the Other Expenses. Absent the waiver or reimbursement, the expenses (1997 actual or 1998 estimated, as the case may be) of these Portfolios would have been as indicated below:

                             MANAGEMENT      OTHER       TOTAL PORTFOLIO
                                 FEE        EXPENSES     ANNUAL EXPENSES
                             (before any  (before any   (before waiver or
          PORTFOLIO            waiver)   reimbursement)  reimbursement)
          ---------          ----------- -------------- -----------------
   Federated American Lead-
    ers Fund II............     0.75 %        0.35 %           1.10 %
   Federated Equity Income
    Fund II................     0.75 %        1.54 %           2.29 %
   Federated Fund for U.S.
    Government Securities
    II.....................     0.60 %        0.65 %           1.25 %
   Federated Prime Money
    Fund II................     0.50 %        0.50 %           1.00 %
   INVESCO VIF--Dynamics
    Portfolio..............     0.60 %       33.58 %          34.18 %
   INVESCO VIF--High Yield
    Portfolio..............     0.60 %        0.34 %           0.94 %
   INVESCO VIF--Industrial
    Income Portfolio.......     0.75 %        0.22 %           0.97 %
   MFS Growth with Income
    Series.................     0.75 %        0.35 %           1.10 %
   MFS Utilities Series....     0.75 %        0.45 %           1.20 %
   Scudder Global Discovery
    Portfolio..............     0.97 %        0.90 %           1.87 %
   Warburg Pincus Interna-
    tional Equity Portfo-
    lio....................     1.00 %        0.36 %           1.36 %
   Warburg Pincus Fixed In-
    come Portfolio.........     0.50 %       12.54 %          13.04 %
   Warburg Pincus Global
    Fixed Income Portfolio.     1.00 %        4.58 %           5.58 %

(4) The Variable Account invests in Class B shares of Scudder Variable Life Investment Fund (the "Scudder Fund"). The Scudder Fund has adopted a plan pursuant to SEC Rule 12b-1 for its Class B shares (the "Plan") whereby it will pay Scudder Investor Services, Inc. (the "Distributor"), a subsidiary of the Scudder Fund's investment adviser, a fee at the annual rate of up to 0.25% of the average daily net assets of its Global Discovery Portfolio and International Portfolio attributable to Class B shares ("12b-1 Fees"). Under the terms of the Plan, the Scudder Fund is authorized to make payments quarterly to the Distributor for remittance to a participating insurance company (e.g., United Investors) in order to pay or reimburse such insurance company for distribution and shareholder servicing-related expenses incurred by that insurance company.

(5) A I M Advisors, Inc. ("AIM") may from time to time voluntarily waive or reduce its respective fees. Effective May 1, 1998, the Funds reimburse AIM in an amount up to 0.25% of the average net asset value of each Fund, for expenses incurred in providing, or assuring that participating insurance companies provide, certain administrative services. Currently, the fee only applies to the average net asset value of each Fund in excess of the net asset value of each Fund as calculated on April 30, 1998.

  EXPENSE EXAMPLES. The purpose of the following Example Tables is to assist the Owner in understanding the various costs and expenses that an Owner will bear directly and indirectly. The Tables reflect charges and expenses of the Variable Account and charges and expenses of the Portfolios for the year ended December 31, 1997, where available, or estimates for new Portfolios (after any fee waiver or expense reimbursement); the Portfolios' charges and expenses for future years may be higher or lower. For more information on the charges summarized in these Tables, see "Charges and Deductions," and the Prospectuses for the Portfolios.

  In addition, United Investors will deduct a charge for premium taxes when they are incurred.

  THESE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES AND THE ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. The $35 Annual Contract Maintenance Charge is reflected in these examples as a charge of 0.13% of the net assets.

                   EXAMPLE 1 (assuming basic death benefit)

  If you surrender your contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

(Assuming basic death benefit)
                                                         EXPENSES AT SURRENDER
                                                         ----------------------
                       PORTFOLIO                           1 YEAR     3 YEARS
                       ---------                         ---------- -----------
AIM V.I. Growth Fund....................................     $91.30 $    128.38
AIM V.I. Value Fund.....................................      91.00      127.47
Dreyfus Capital Appreciation Portfolio..................      92.00      130.48
Dreyfus Growth and Income Portfolio ....................      92.00      130.48
Dreyfus Quality Bond Portfolio..........................      91.50      128.98
Dreyfus Small Cap Portfolio.............................      91.80      129.88
Federated American Leaders Fund II......................      92.50      131.99
Federated Equity Income Fund II.........................      92.50      131.99
Federated Fund for U.S. Government Securities II........      92.00      130.48
Federated Prime Money Fund II...........................      92.00      130.48
INVESCO VIF--Dynamics Portfolio.........................      93.00      133.49
INVESCO VIF--High Yield Portfolio.......................      92.30      131.39
INVESCO VIF--Industrial Income Portfolio................      93.10      133.79
MFS Emerging Growth Series..............................      92.70      132.59
MFS Growth with Income Series...........................      94.00      136.49
MFS Research Series.....................................      92.80      132.89
MFS Utilities Series....................................      94.00      136.49
Scudder Global Discovery Portfolio......................     102.20      160.87
Scudder International Portfolio.........................      96.90      145.16
Warburg Pincus International Equity Portfolio...........      97.50      146.95
Warburg Pincus Fixed Income Portfolio...................      93.90      136.19
Warburg Pincus Global Fixed Income Portfolio............      93.90      136.19

  If you annuitize or do not surrender your contract, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

(Assuming basic death benefit)
                                                                    EXPENSES--
                                                                   NO SURRENDER
                                                                  --------------
                            PORTFOLIO                             1 YEAR 3 YEARS
                            ---------                             ------ -------
AIM V.I. Growth Fund............................................. $21.30 $68.38
AIM V.I. Value Fund..............................................  21.00  67.48
Dreyfus Capital Appreciation Portfolio...........................  22.00  70.48
Dreyfus Growth and Income Portfolio..............................  22.00  70.48
Dreyfus Quality Bond Portfolio...................................  21.50  68.98
Dreyfus Small Cap Portfolio......................................  21.80  69.88
Federated American Leaders Fund II...............................  22.50  71.99
Federated Equity Income Fund II..................................  22.50  71.99
Federated Fund for U.S. Government Securities II.................  22.00  70.48
Federated Prime Money Fund II....................................  22.00  70.48
INVESCO VIF--Dynamics Portfolio..................................  23.00  73.49
INVESCO VIF--High Yield Portfolio................................  22.30  71.39
INVESCO VIF--Industrial Income Portfolio.........................  23.10  73.79
MFS Emerging Growth Series.......................................  22.70  72.59
MFS Growth with Income Series....................................  24.00  76.49
MFS Research Series..............................................  22.80  72.89
MFS Utilities Series.............................................  24.00  76.49
Scudder Global Discovery Portfolio...............................  32.20 100.87
Scudder International Portfolio..................................  26.90  85.16
Warburg Pincus International Equity Portfolio....................  27.50  86.95
Warburg Pincus Fixed Income Portfolio............................  23.90  76.19
Warburg Pincus Global Fixed Income Portfolio.....................  23.90  76.19

                  EXAMPLE 2 (assuming optional death benefit)

  If you surrender your contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

(Assuming optional death benefit)
                                                         EXPENSES AT SURRENDER
                                                         ----------------------
                       PORTFOLIO                           1 YEAR     3 YEARS
                       ---------                         ---------- -----------
AIM V.I. Growth Fund....................................     $91.30     $131.83
AIM V.I. Value Fund.....................................      91.00      130.93
Dreyfus Capital Appreciation Portfolio..................      92.00      133.94
Dreyfus Growth and Income Portfolio.....................      92.00      133.94
Dreyfus Quality Bond Portfolio..........................      91.50      132.43
Dreyfus Small Cap Portfolio.............................      91.80      133.33
Federated American Leaders Fund II......................      92.50      135.44
Federated Equity Income Fund II.........................      92.50      135.44
Federated Fund for U.S. Government Securities II........      92.00      133.94
Federated Prime Money Fund II...........................      92.00      133.94
INVESCO VIF--Dynamics Portfolio.........................      93.00      136.94
INVESCO VIF--High Yield Portfolio.......................      92.30      134.84
INVESCO VIF--Industrial Income Portfolio................      93.10      137.24
MFS Emerging Growth Series..............................      92.70      136.04
MFS Growth with Income Series...........................      94.00      139.93
MFS Research Series.....................................      92.80      136.34
MFS Utilities Series....................................      94.00      139.93
Scudder Global Discovery Portfolio......................     102.20      164.27
Scudder International Portfolio.........................      96.90      148.58
Warburg Pincus International Equity Portfolio...........      97.50      150.37
Warburg Pincus Fixed Income Portfolio...................      93.90      139.63
Warburg Pincus Global Fixed Income Portfolio............      93.90      139.63

  If you annuitize or do not surrender your contract, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

(Assuming optional death benefit)
                                                                    EXPENSES--
                                                                   NO SURRENDER
                                                                  --------------
                            PORTFOLIO                             1 YEAR 3 YEARS
                            ---------                             ------ -------
AIM V.I. Growth Fund............................................. $21.30 $71.83
AIM V.I. Value Fund..............................................  21.00  70.93
Dreyfus Capital Appreciation Portfolio...........................  22.00  73.94
Dreyfus Growth and Income Portfolio..............................  22.00  73.94
Dreyfus Quality Bond Portfolio...................................  21.50  72.43
Dreyfus Small Cap Portfolio......................................  21.80  73.33
Federated American Leaders Fund II...............................  22.50  75.44
Federated Equity Income Fund II..................................  22.50  75.44
Federated Fund for U.S. Government Securities II.................  22.00  73.94
Federated Prime Money Fund II....................................  22.00  73.94
INVESCO VIF--Dynamics Portfolio..................................  23.00  76.94
INVESCO VIF--High Yield Portfolio................................  22.30  74.84
INVESCO VIF--Industrial Income Portfolio.........................  23.10  77.24
MFS Emerging Growth Series.......................................  22.70  76.04
MFS Growth with Income Series....................................  24.00  79.93
MFS Research Series..............................................  22.80  76.34
MFS Utilities Series.............................................  24.00  79.93
Scudder Global Discovery Portfolio...............................  32.20 104.27
Scudder International Portfolio..................................  26.90  88.58
Warburg Pincus International Equity Portfolio....................  27.50  90.37
Warburg Pincus Fixed Income Portfolio............................  23.90  79.63
Warburg Pincus Global Fixed Income Portfolio.....................  23.90  79.63

  "FREE LOOK" PERIOD. You may cancel the Policy by returning it within 10 days after you receive it. When we receive the Policy we will cancel it and generally refund the Policy Value plus any charges deducted prior to allocation to the Investment Divisions or the Fixed Account. In some states, we will instead refund all Purchase Payments that we have received. (See "Free Look' Period.") The "Free Look" period may be extended where required by state law.

  OWNER INQUIRIES. All inquiries regarding the Policy should be addressed or directed to the sales agent who sold the Policy or to United Investors' Administrative Office at the following address:

                         United Investors Life Insurance Company
                         Administrative Office
                         P.O. Box 219065
                         Dallas, TX 75221-9065
                         Phone: (800) 453-1271

  All inquiries should include the Policy number and the Annuitant's name and Owner's name, if different.

                                     * * *

NOTE: The foregoing summary is qualified in its entirety by the detailed information in the remainder of this Prospectus and in the Prospectuses for the Portfolios, all of which should be referred to for more detailed information. With respect to Qualified Policies, it should be noted that the requirements of a particular retirement plan, an endorsement to the Policy, or limitations or penalties imposed by the Internal Revenue Code may impose limits or restrictions on Purchase Payments, surrenders, distributions or benefits, or on other provisions of the Policies, and this Prospectus does not describe any such limitations or restrictions. (See "Federal Tax Matters.")

                     CONDENSED FINANCIAL INFORMATION

  Neither this Prospectus nor the Statement of Additional Information contains financial statements for the Variable Account because it has not yet commenced operations, has no assets or liabilities, and has received no income and incurred no expenses as of the date of this Prospectus.

                       HISTORICAL PERFORMANCE DATA

  We may advertise yields and total returns for the Investment Divisions. In addition, we may advertise the effective yield of the Money Market Investment Division. These figures will be based on historical earnings and are not intended to indicate future performance.

  The yield of the Money Market Investment Division refers to the annualized income generated by an investment in the Investment Division over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Investment Division is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

  The total return calculation of an Investment Division other than the Money Market Investment Division assumes an investment has been held in the Investment Division for various periods of time including (a) one year; (b) five years; (c) ten years; and (d) a period measured from the date the Investment Division commenced operations. The total return will represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redeemable value of that investment as of the last day of each of the periods referenced above.

  Total return figures in non-standard formats for the Investment Divisions other than the Money Market Investment Division may also be disclosed from time to time. The non-standard total return will assume that no surrender occurs at the end of the applicable period. All non-standard performance data disclosed will be accompanied by standard performance data for the same period.

  Performance data calculations are discussed in further detail in the Statement of Additional Information.

                               PUBLISHED RATINGS

  We may publish in advertisements, sales literature, and reports to Policyowners, the ratings and other information assigned to us by one or more independent insurance industry analyst or rating organizations such as A.M. Best Company, Standard & Poor's Corporation, and Weiss Research, Inc. These ratings reflect the current opinion of an insurance company's financial strength and operating performance in comparison to the norms for the insurance industry; they do not reflect the strength, performance, or safety (or lack thereof) of the Variable Account. The claims-paying ability rating as measured by Standard & Poor's is an opinion of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. These ratings should not be considered as bearing on the investment performance of the assets held in the Variable Account or the degree of risk associated with an investment in the Variable Account.

                  UNITED INVESTORS LIFE INSURANCE COMPANY AND
                          RETIREMAP VARIABLE ACCOUNT

UNITED INVESTORS LIFE INSURANCE COMPANY

  United Investors Life Insurance Company is a stock life insurance company that was incorporated in the State of Missouri on August 17, 1981, as the successor to a company of the same name established in Missouri on September 27, 1961. United Investors is indirectly owned by Torchmark Corporation. United Investors is principally engaged in offering life insurance and annuity contracts and is admitted to do business in the District of Columbia and all states except New York.

RETIREMAP VARIABLE ACCOUNT

  The RetireMAP Variable Account (the "Variable Account") is currently divided into 22 Investment Divisions. Each Investment Division invests exclusively in shares of a single mutual fund portfolio. Income and both realized and unrealized gains or losses from the assets of each Investment Division are credited to or charged against that Investment Division without regard to income, gains or losses from any other Investment Division of the Variable Account or arising out of any other business United Investors may conduct.

  Although the assets in the Variable Account are the property of United Investors, the assets in the Variable Account attributable to the Policies are not chargeable with liabilities arising out of any other business which United Investors may conduct. The Variable Account was established by United Investors as a segregated asset account on September 20, 1996. The Variable Account will receive and invest the Purchase Payments allocated to it under the Policies.

  The Variable Account has been registered as a unit investment trust under the Investment Company Act of 1940 and meets the definition of a separate account under the Federal securities law. Registration with the Securities and Exchange Commission does not involve supervision of the management or investment practices or policies of the Variable Account or United Investors by the Commission.

THE FUNDS

  Each Investment Division invests exclusively in a designated series of shares, representing an interest in a particular Portfolio of one of several Funds, which are summarized below. Within each Fund, the assets of each Portfolio are held separate from the assets of the other Portfolios. Thus, each Portfolio operates as a separate investment portfolio, and the income or losses of one Portfolio have no effect on the investment performance of any other Portfolio.

  The investment objectives and policies of each Portfolio are summarized below. There is no assurance that any of the Portfolios will achieve their stated objectives. More detailed information, including a description of risks, is in the Funds' prospectuses, which accompany this Prospectus and which should be read carefully in conjunction with this Prospectus and retained.

  The Funds are designed as investment vehicles for variable annuity or variable life insurance contracts of various insurance companies. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the Funds' prospectuses. These Funds are not available for purchase directly by the general public, and are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain of the Portfolios are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance and results of the Portfolios available under the Policies may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment adviser or manager and the same investment objectives and policies, and a very similar name.

  United Investors may receive payments or revenues from some or all of the Portfolios or their investment advisers.

  The following 22 Portfolios of the Funds are currently offered to Policyowners through the Investment Divisions of the Variable Account:

AIM Variable Insurance Fund

  AIM V.I. Growth Fund's investment objective is to seek growth of capital principally through investment in common stocks of seasoned and better capitalized companies considered by AIM to have strong earnings momentum. Current income will not be an important criterion of investment selection, and any such income should be considered incidental. It is anticipated that common stocks will be the principal form of investment by the Fund.

  AIM V.I. Value Fund's investment objective is to achieve long-term growth of capital by investing primarily in equity securities judged by AIM to be undervalued relative to the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective and would be satisfied principally from the income (interest and dividends) generated by the common stocks, convertible bonds and convertible preferred stocks that make up the Fund's portfolio.


Dreyfus Variable Investment Fund

  Dreyfus Capital Appreciation Portfolio's primary investment objective is to provide long-term capital growth consistent with the preservation of capital; current income is a secondary investment objective. This series invests primarily of common stocks of domestic and foreign issuers.

  Dreyfus Growth and Income Portfolio's investment objective is to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. This Series invests primarily in equity securities, debt securities and money market instruments of domestic and foreign issuers.

  Dreyfus Quality Bond Portfolio's investment objective is to provide the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. This Series invests principally in debt obligations of corporations, the U.S. Government and its agencies and instrumentalities, and U.S. major banking institutions.

  Dreyfus Small Cap Portfolio's investment objective is to maximize capital appreciation. This Series invests primarily in common stocks of domestic and foreign issuers. This Series will be particularly alert to emerging smaller-sized companies which are believed to be characterized by new or innovative products, services or processes which should enhance prospects for growth in future earnings.

Federated Insurance Series

  Federated American Leaders Fund II's primary objective is to achieve long-term growth of capital. The Fund's secondary objective is to provide income. The Fund pursues its investment objectives by investing, under normal circumstances, at least 65% of its total assets in common stock of "blue chip" companies.

  Federated Equity Income Fund II's investment objective is to provide above average income and capital appreciation. It attempts to achieve its objectives by investing at least 65% of its assets in income-producing equity securities.

  Federated Fund for U.S. Government Securities II seeks current income by investing in a professionally managed, diversified portfolio limited to U.S. government securities (i.e., securities issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities).

  Federated Prime Money Fund II's investment objective is to provide current income consistent with stability of principal and liquidity. The Fund pursues its investment objective by investing exclusively in a portfolio of money market instruments maturing in 397 days or less.

INVESCO Variable Investment Funds, Inc.

  INVESCO VIF--Dynamics Portfolio's seeks appreciation of capital through aggressive investment policies. The Fund invests primarily in common stocks of U.S. companies traded on national securities exchanges and over the counter. See "Risk Factors" in the INVESCO VIF--Dynamics Portfolio Prospectus for the various types of risks that are involved with the Fund.

  INVESCO VIF--High Yield Portfolio seeks a high level of current income by investing substantially all of its assets in lower rated bonds and other debts securities and in preferred stock. See "Risk Factors" in the INVESCO VIF--High Yield Portfolio Prospectus for a description of the risks involved in investing in lower-rated bonds. The Portfolio pursues its investment objective through investment in a variety of long-term, intermediate-term and short-term bonds. Potential capital appreciation is a factor in the selection of investments, but is secondary to the Portfolio's primary objective.

  INVESCO VIF--Industrial Income Portfolio seeks the best possible current income while following sound investment practices. Capital growth potential is a secondary consideration in the selection of portfolio securities. The Portfolio normally invests at least 65% of its total assets in dividend-paying common stocks. Up to 10% of the Portfolio's total assets may be invested in equity securities that do not pay regular dividends.

MFS(R) Variable Insurance Trust

  MFS Emerging Growth Series seeks long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital. The Series' policy is to invest primarily in common stocks of companies that are early in their life cycles but which are believed to have the potential to become major enterprises (emerging growth companies). The Series may also invest in more-established companies whose earnings growth are expected to accelerate due to unique opportunities.

  MFS Growth with Income Series' investment objectives are to provide reasonable current income and long-term growth of capital and income. Under normal market conditions, the Growth With Income Series will invest at least 65% of its assets in equity securities of companies that are believed to have long-term prospects for growth and income. Consistent with its investment objective and policies described above, the Series may also invest up to 75% (and generally expects to invest not more than 15%) of its net assets in foreign securities (including emerging market securities and Brady Bonds) which are not traded on a U.S. exchange.

  MFS Research Series seeks to provide long-term growth of capital and future income. The Series is an equity portfolio combining U.S. and foreign stocks of all sizes and many industries. The Series is managed by a committee of investment research analysts, rather than by an individual manager. Each analyst presents his or her "best idea." Industry and sector weightings are then reviewed by the committee as a whole. This system of individual expertise balanced by consensus can open doors to many equity opportunities.

  MFS Utilities Series seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities). This Series takes a balanced approach to investing. The Series, under normal circumstances, will have at least 65% of its assets (but up to 100% at the discretion of the manager) allocated between equity and debt securities of both domestic and foreign companies, primarily in the utilities industry. The manager has the flexibility to invest up to 35% of the Series' net assets in foreign securities.

Scudder Variable Life Investment Fund

  Scudder Global Discovery Portfolio seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world. It generally invests in small, rapidly growing companies that offer the potential for above-average returns relative to larger companies, yet are frequently overlooked and thus undervalued by the market.

  Scudder International Portfolio seeks long-term growth of capital principally from a diversified portfolio of foreign equity securities. It invests in companies, wherever organized, which do business primarily outside the United States. It invests primarily in equity securities of established companies, which are listed on foreign exchanges.

Warburg Pincus Trust

  Warburg Pincus International Equity Portfolio's investment objective is to seek long-term capital appreciation. It pursues its investment objective by investing primarily in a broadly diversified portfolio of equity securities of companies, wherever organized, that have their principal business activities and interests outside the United States.

Warburg Pincus Trust II

  Warburg Pincus Fixed Income Portfolio seeks total return consistent with prudent investment management. It pursues its investment objective by investing, under normal market conditions, at least 65% of its total assets in fixed income securities.

  Warburg Pincus Global Fixed Income Portfolio seeks total return consistent with prudent investment management, consisting of combination of interest income, currency gains and capital appreciation. It pursues its objective by investing, under normal market conditions, at least 65% of its total assets in fixed income obligations of governmental and corporate issuers denominated in various currencies.

FUND MANAGEMENT AND FEES

  AIM V.I. Growth, and AIM V.I. Value Funds. A I M Advisors, Inc. ("AIM") is the investment advisor of AIM Variable Insurance Funds, Inc. and provides investment advisory services to the Fund. AIM is a wholly owned subsidiary of A I M Management Group Inc. which is an indirect wholly owned subsidiary of AMVESCAP PLC. Each portfolio pays AIM a fee for managing its investments at the following annual rates:

                                                                 ADVISORY FEE
                                                                  ANNUAL RATE
     PORTFOLIO                                                 (% OF NET ASSETS)
     ---------                                                 -----------------
     AIM V.I. Growth Fund
     --first $250 million of net assets:......................       0.65%
     --net assets over $250 million:..........................       0.60%
     AIM V.I. Value Fund
     --first $250 million of net assets:......................       0.65%
     --net assets over $250 million:..........................       0.60%

  Dreyfus Capital Appreciation, Growth and Income, Quality Bond, and Small Cap Portfolios. The Dreyfus Corporation ("Dreyfus") is the investment adviser of Dreyfus Variable Investment Fund and provides investment advisory services to that Fund. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation. Fayez Sarofim & Co. is the sub-investment adviser of the Capital Appreciation Portfolio, for which it provides investment advisory assistance and day-to-day management. Each Portfolio pays investment management fees at the following annual rates:

                                                                 ADVISORY FEE
                                                                  ANNUAL RATE
     PORTFOLIO                                                 (% OF NET ASSETS)
     ---------                                                 -----------------
     Capital Appreciation Portfolio...........................       0.75%
     Growth and Income Portfolio..............................       0.75%
     Quality Bond Portfolio...................................       0.65%
     Small Cap Portfolio......................................       0.75%

   Federated American Leader Fund II, Federated Equity Income Fund II, Federated Fund for U.S. Government Securities II, and Federated Prime Money Fund II. Federated Advisers, Inc. is the investment adviser of Federated Insurance Series and provides investment advisory services to the Fund. Federated Advisers is a subsidiary of Federated Investors, Inc., whose voting shares are owned by a trust whose trustees are the Chairman of Federated Investors, his wife, and his son. Each Portfolio pays Federated Advisers a fee for managing its investments at the following annual rates:

                                                                 ADVISORY FEE
                                                                  ANNUAL RATE
     PORTFOLIO                                                 (% OF NET ASSETS)
     ---------                                                 -----------------
     Federated American Leaders Fund II.......................       0.75%
     Federated Equity Income Fund II..........................       0.75%
     Federated Fund for U.S. Government Securities II.........       0.60%
     Federated Prime Money Fund II............................       0.50%

  INVESCO VIF-Dynamics, VIF-High Yield, and VIF-Industrial Income
Portfolios. INVESCO Funds Group, Inc. ("IFG") is the investment adviser of the INVESCO Variable Investment Funds, Inc. and provides investment advisory services to that fund. IFG is an indirect wholly-owned subsidiary of AMVESCAP PLC. Each portfolio pays IFG a fee for managing its investments at the following annual rates:

                                                                 ADVISORY FEE
                                                                  ANNUAL RATE
     PORTFOLIO                                                 (% OF NET ASSETS)
     ---------                                                 -----------------
     VIF--Dynamics Portfolio..................................       0.60%
     VIF--High Yield Portfolio................................       0.60%
     VIF--Industrial Income Portfolio.........................       0.75%

  MFS Emerging Growth, MFS Growth with Income, MFS Research, and MFS Utilities Series. Massachusetts Financial Services Company ("MFS") is the investment adviser of MFS(R) Variable Insurance Trust and provides investment advisory services to that Fund. MFS is a subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly-owned subsidiary of Sun Life Assurance Company of Canada. Each Portfolio pays MFS a fee for managing its investments at the following annual rates:

                                                                 ADVISORY FEE
                                                                  ANNUAL RATE
     PORTFOLIO                                                 (% OF NET ASSETS)
     ---------                                                 -----------------
     MFS Emerging Growth Series...............................       0.75%
     MFS Growth with Income Series............................       0.75%
     MFS Research Series......................................       0.75%
     MFS Utilities Series.....................................       0.75%

  Scudder Global Discovery and International Portfolios. Scudder Kemper Investments, Inc. ("Scudder"), is the investment adviser of Scudder Variable Life Investment Fund and provides investment advisory services to that Fund. Zurich Insurance Company owns approximately 70% of Scudder, with the balance owned by Scudder's officers and employees. Each Portfolio pays Scudder a fee for managing its investments at the following annual rates:

                                                                 ADVISORY FEE
                                                                  ANNUAL RATE
     PORTFOLIO                                                 (% OF NET ASSETS)
     ---------                                                 -----------------
     Global Discovery Portfolio...............................       0.975%
     International Portfolio
     --first $500 million of net assets:......................       0.875%
     --net assets over $500 million:..........................       0.775%

  Warburg Pincus International Equity, Fixed Income, and Global Fixed Income Portfolios. Warburg Pincus Asset Management, Inc. ("Warburg"), is the investment adviser of Warburg Pincus Trust and Warburg Pincus Trust II and provides investment advisory services to those Funds. Warburg is indirectly controlled by Warburg Pincus & Co. ("WP & Co."), which has no business other than being a holding company for Warburg and its affiliates. Lionel I. Pincus, the managing partner of WP & Co., may be deemed to control both WP & Co. and Warburg. Each Portfolio pays Warburg a fee for managing its investments at the following annual rates:

                                                                 ADVISORY FEE
                                                                  ANNUAL RATE
     PORTFOLIO                                                 (% OF NET ASSETS)
     ---------                                                 -----------------
     International Equity Portfolio...........................       1.00%
     Fixed Income Portfolio...................................       0.50%
     Global Fixed Income Portfolio............................       1.00%

                                 FIXED ACCOUNT

  THAT PORTION OF THE POLICY RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE REGARDING THE FIXED ACCOUNT HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION.

  The Fixed Account is a part of the General Account of United Investors Life Insurance Company. The General Account consists of all assets of United Investors Life Insurance Company other than those in any separate account. We guarantee that we will credit interest at a rate of not less than the Guaranteed Minimum Interest Rate of 4% per year to amounts allocated to the Fixed Account. We may credit interest at a rate in excess of the Guaranteed Minimum Interest Rate. ANY EXCESS INTEREST

CREDITED WILL BE DETERMINED IN OUR SOLE DISCRETION. THE OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE GUARANTEED MINIMUM INTEREST RATE. The Fixed Account may not be available in all states. (See "Fixed Account" in the Statement of Additional Information.)

  The Policyowner determines the allocation of Purchase Payments and Policy Value to the Fixed Account. Prior to the Retirement Date, the Policyowner may transfer all or part of the values held in the Fixed Account to one or more of the Investment Divisions of the Variable Account, subject to certain restrictions. (See "Transfers.") After the Retirement Date, transfers from the Fixed Account to the Investment Divisions of the Variable Account are not allowed. After the Retirement Date values held in the Investment Divisions of the Variable Account may be transferred to the Fixed Account not more often than once per policy year. (See "Transfers.")

                                  THE POLICY

  The Policy is a Deferred Variable Annuity. The rights and benefits of the Policy are described below and in the Policy. The obligations under the Policies are obligations of United Investors. However, United Investors reserves the right to make any modification to conform the Policy to, or to give the Owner the benefit of, any Federal or state statute or rule or regulation.

  The Policy may be purchased on a non-qualified tax basis ("Nonqualified Policy"). The Policy may also be purchased and used in connection with plans qualifying for favorable Federal income tax treatment ("Qualified Policy").

ISSUANCE OF A POLICY

  Individuals wishing to purchase a Policy must complete an application and send it to United Investors' Administrative Office. Acceptance is subject to United Investors' rules, and United Investors reserves the right to reject any application or Purchase Payment. If the application can be accepted in the form received, the initial Purchase Payment will be applied within two Valuation Dates after the latter of receipt of the application or receipt of the initial Purchase Payment. If the initial Purchase Payment, plus any accrued interest, cannot be applied because the application is incomplete or for any other reason, the applicant will be contacted and given an explanation for the delay and the initial Purchase Payment will be returned within five Valuation Dates after receipt unless the applicant consents to United Investors' retaining the initial Purchase Payment and applying it as soon as the necessary requirements are fulfilled. No Policy will be issued if either the Annuitant or the Owner are over age 85 last birthday on the date the application is signed. Coverage will only become effective on the Policy Date.

PURCHASE PAYMENTS

  The minimum initial Purchase Payment for Nonqualified Policies is $2,000. For Qualified Policies, the initial Purchase Payment must be at least $1,200 (as an exception for Qualified Policies, if Purchase Payments will be made by means of a bank draft authorization or a group payment method approved in advance by us, we will accept installments of $100 per month totaling at least $1,200 in the first year). Additional Purchase Payments may be made in amounts of $100 or more.

ALLOCATION OF PURCHASE PAYMENTS

  The Policyowner determines in the application how the initial Net Purchase Payment will be allocated among the Investment Divisions of the Variable Account and the Fixed Account. You may allocate any whole percentage of Net Purchase Payments, from 0% to 100%. Between the date that the initial Purchase Payment was received and the Policy Date, interest will be credited on the Purchase Payment as if it had been invested in the Money Market Investment Division.

  If we receive an additional purchase payment, the Net Purchase Payment will be allocated to the Investment Divisions and the Fixed Account as of the Valuation Date it is received by United Investors at its Home Office according to the allocation percentage specified in your application, unless subsequently changed.

  The Policy Value will vary with the investment performance of the Investment Divisions you select, and you bear the entire risk for amounts allocated to the Variable Account. You should periodically review your allocations of Policy Value in light of all relevant factors, including market conditions and your overall financial planning requirements.

POLICY VALUE

  The Policy Value prior to the Retirement Date is equal to the Variable Account Value plus the Fixed Account Value. Variable Account Values are not guaranteed. The Variable Account Value is equal to the sum of the values of the Investment Divisions of the Variable Account under the Policy. The value of each Investment Division is calculated first on the Policy Date and thereafter on each Valuation Date (a normal business day).

  Variable Account Value. On the Policy Date, the value of the Investment Divisions is equal to the amount of the initial Net Purchase Payment allocated to the Investment Divisions of the Variable Account plus any accrued interest from the date of the receipt of the initial Purchase Payment to the Policy Date. On any Valuation Date thereafter, the value of each Investment Division equals:

(1) the value of the Investment Division on the previous Valuation Date, as increased or decreased by the investment experience and daily charges for the Investment Division during the current Valuation Period; plus

(2) the amount of any Net Purchase Payments allocated to the Investment Division during the current Valuation Period; plus

(3) the amount of any transfers from other Investment Divisions or from the Fixed Account to the Investment Division during the current Valuation Period; minus

(4) the amount of any withdrawals (including any Withdrawal Charge or Transaction Charge) from the Investment Division during the current Valuation Period; minus

(5) the amount of any transfers from the Investment Division to other Investment Divisions or to the Fixed Account during the current Valuation Period; minus

(6) the portion of the Annual Contract Maintenance Charge (and Optional Death Benefit Rider Charge, if applicable) allocated to the Investment Division during the current Valuation Period; minus

(7) the portion of any deduction for premium taxes allocated to the Investment Division during the current Valuation Period.

    Fixed Account Value. At the end of any Valuation Period, the Fixed Account Value is equal to:

(1) the Fixed Account Value at the end of the previous Valuation Period; plus

(2) the sum of all Net Purchase Payments allocated to the Fixed Account during the current Valuation Period; plus

(3) any amounts transferred from the Variable Account to the Fixed Account during the current Valuation Period; plus

(4) total interest credited to the Fixed Account during the current Valuation Period; minus

(5) any amounts transferred from the Fixed Account to the Variable Account during the current Valuation Period; minus

(6) the portion of any withdrawals, Withdrawal Charges, and Transaction Charges allocated to the Fixed Account during the current Valuation Period; minus

(7) the portion of the Optional Death Benefit Rider Charge (if applicable) allocated to the Fixed Account during the current Valuation Period; minus

(8) the portion of any deduction for premium taxes which is allocated to the Fixed Account during the current Valuation Period.

SURRENDER AND PARTIAL WITHDRAWALS

  Withdrawals. You may make a partial withdrawal from the Policy Value, prior to the Retirement Date, by sending a Written Request to United Investors at its Home Office. A partial withdrawal must be for at least $100, and the Policy Value must be at least $1,000 after a partial withdrawal. If the Policy Value would be less than $1,000, we will treat the request for a partial withdrawal as a request for total surrender. A withdrawal will ordinarily be paid within seven days of receipt of the Written Request (unless the check for your Purchase Payment has not yet cleared your bank). United Investors may defer payment of any amounts from the Fixed Account for up to six months from the date of the request to surrender. If United Investors defers payment for more than 30 days, United Investors will pay interest on the amount deferred at a rate not less than the Guaranteed Minimum Interest Rate.

  If you do not specify that the partial withdrawal is to be made from particular Investment Divisions or the Fixed Account, the partial withdrawal will be made from the Fixed Account and the Variable Investment Divisions in the same proportion that their values bear to the total Policy Value.

  You may request up to 12 withdrawals per Policy Year without a Transaction Charge. If more than 12 withdrawals are requested during a Policy Year, there will be a $20 Transaction Charge (or 2% of the amount withdrawn, if less) for each withdrawal in addition to the 12 withdrawals. Also, Withdrawal Charges of up to 7% may apply, but each Policy Year you can withdraw up to 10% of the Policy Value without charge. (See "Withdrawal Charge" and "Transaction Charge.") Any Transaction Charge or Withdrawal Charge applicable to a withdrawal will be deducted from the remaining Policy Value, or from the amount paid if the remaining value is insufficient. No withdrawals may be made after the Retirement Date.

  Partial withdrawals may be subject to the 10% Federal tax penalty on early withdrawals and to income tax. (See "Federal Tax Matters.")

  Automatic Partial Withdrawals. You may also establish automatic partial withdrawals prior to the Retirement Date, by submitting a one-time Written Request. Withdrawals may be in fixed dollar amounts on a monthly, quarterly, semi-annual or annual basis. The minimum amount of an automatic partial withdrawal is $100. The maximum amount of automatic partial withdrawals in any one policy year is 10% of the Policy Value.

  Automatic partial withdrawals are subject to all the other contract provisions and terms. If an additional withdrawal is made from a contract participating in automatic partial withdrawals, the automatic partial withdrawals will terminate automatically and may be resumed only on or after the next policy anniversary.

  Automatic partial withdrawals may be subject to the 10% Federal tax penalty on early withdrawals and to income tax. (See "Federal Tax Matters.")

  Surrender. You may surrender the Policy for its Surrender Value, which is the Policy Value less any Withdrawal Charge, the Annual Contract Maintenance Charge, the Optional Death Benefit Rider Charge (if applicable) and applicable deductions for premium taxes by sending a Written Request to United Investors at its Home Office. (The Withdrawal Charge, described below, is only applicable if a surrender occurs in the first six Policy Years following receipt of a Purchase Payment.) The Annual Contract Maintenance Charge, described below, is assessed when a surrender occurs. A surrender will ordinarily be paid within seven days of receipt of the Written Request (unless the check for your Purchase Payment has not yet cleared your bank). The Policy will terminate as of the date of receipt of Written Request for surrender. Surrenders are generally taxable transactions, and may be subject to a 10% penalty tax. (See "Federal Tax Matters.") No surrender may be made after the Retirement Date.

  Restrictions Under the Texas Optional Retirement Program and Section 403(b) Plans. The Texas Educational Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw or surrender their interest in a variable annuity contract issued under the ORP only upon (1) termination of employment in the Texas public institutions of higher education, (2) retirement, or (3) death. Accordingly, a participant in the ORP (or the participant's estate if the participant has died) will be required to obtain a certificate of termination from the employer or a certificate of death before the account can be redeemed.

  Similar restrictions apply to variable annuity contracts used as funding vehicles for Internal Revenue Code Section 403(b) retirement plans. Section 403(b) of the Internal Revenue Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. In accordance with the requirements of Section 403(b), any Policy used for a Section 403(b) plan will prohibit distributions of (i) elective contributions made in years beginning after December 31, 1988, and
(ii) earnings on those contributions and (iii) earnings on amounts attributable to elective contributions held as of the end of the last year beginning before January 1, 1989. However, distributions of such amounts will be allowed upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.

  Restrictions Under Other Qualified Policies. Other restrictions on surrenders or with respect to the election, commencement, or distribution of benefits may apply under Qualified Policies or under the terms of the plans in respect of which Qualified Policies are issued.

TRANSFERS

  You may transfer all or part of the value of an Investment Division to one or more of the other Investment Divisions or to the Fixed Account at any time prior to the Retirement Date, except as described below. You may transfer all or a part of the values held in the Fixed Account to one or more of the variable Investment Divisions once per Policy Year prior to the Retirement Date. This restriction will not apply to automatic monthly transfers of a preselected dollar amount from the Fixed Account to the Investment Divisions of the Variable Account. The amount transferred from the Fixed Account to a variable Investment Division may not exceed the greater of: (a) 25% of the prior Policy Anniversary's Fixed Account Value; or (b) the amount of the prior Policy Year's transfer. You may transfer all or a part of the values held in the variable Investment Divisions to one or more variable Investment Divisions or to the Fixed Account up to twelve times in a Policy Year prior to the Retirement Date. However, if a transfer is made from the Fixed Account to any variable Investment Division, no transfer from any variable Investment Division to the Fixed Account may be made for six months from the transfer date. The value remaining in the variable Investment Division or the Fixed Account after a transfer must not be less than $250. If the value remaining would be less than $250, the transfer request will be treated as a request for a transfer of the total value.

  Transfers may be made by a Written Request or by calling United Investors if a written authorization for telephone transfers is on file. United Investors has the authority to honor any telephone transfer request believed to be authentic. We employ reasonable procedures to confirm that instructions communicated by telephone are genuine. A personal identification number is required in order to initiate a transfer. United Investors will not be liable for the consequences of a fraudulent telephone transfer request we believe to be authentic when we have followed those procedures. And as a result, you bear the risk of loss arising from such a fraudulent request if you authorize telephone transfers.

  Each transfer will be made, without the imposition of any fee or charge, at the end of the Valuation Period during which United Investors receives a valid, complete transfer request. United Investors may suspend or modify this transfer privilege at any time.

  Transfers from the Fixed Account to the variable Investment Divisions are not allowed after the Retirement Date. The Annuitant may transfer values among the variable Investment Divisions or from the variable Investment Divisions to the Fixed Account once per Policy Year after the Retirement Date. (See "Available Options.")

DOLLAR COST AVERAGING

  Prior to the Retirement Date you may authorize automatic transfers of a fixed dollar amount from the Fixed Account or the Money Market Investment Division to up to 17 of the other Investment Divisions of the Variable Account. Automatic transfers will be made on a monthly basis on the day of the month selected in your application. If the day of the month selected does not fall on a Valuation Date, transfers will be made on the next following Valuation Date. Transfers will be made at the unit values determined on the date of each transfer.

  The minimum automatic transfer amount is $100. If the transfer is to be made to more than one Investment Division, a minimum of $25 must be transferred to each Investment Division selected.

  Participation in the automatic transfer program does not guarantee a greater profit nor does it protect against loss in declining markets. Automatic transfers will not be counted as a transfer for purposes of the twelve transfer limit specified in Transfers above. There is no charge for this service.

DEATH BENEFIT

  The Policy pays a Death Benefit to the Beneficiary if an Owner dies prior to the Retirement Date while the Policy is in force. (If an Owner is not a natural person, the Death Benefit is payable on the death of the first Annuitant to die.) The Policy provides a Basic Death Benefit, but an Optional Death Benefit Rider is available for an extra charge.

  BASIC DEATH BENEFIT. The Basic Death Benefit payable on the death of the Owner (or the Annuitant if the Owner is not a natural person) is the greatest of:

  (a) the Policy Value;

  (b) the total Purchase Payments made, adjusted for any amounts withdrawn and any Withdrawal Charges on the amounts withdrawn; and

  (c) the highest of the Policy Values as of the 6th Policy Anniversary, and every 2nd Policy Anniversary thereafter prior to the Policy Anniversary following the Owner's 76th birthday (or the Annuitant's 76th birthday if the Owner is not a natural person). Purchase Payments made after the Policy Anniversary having the highest Policy Value will be added to the Death Benefit, and adjustments will be made for any amounts withdrawn and any Withdrawal Charges since that anniversary.

  Adjustment for a withdrawal and Withdrawal Charges will reduce the Death Benefit in the same proportion that the amount reduced the Policy Value on the date of the withdrawal.

  The Death Benefit under (c) above will not increase on or after the Policy Anniversary following the Owner's 76th birthday (or the Annuitant's 76th birthday if the Owner is not a natural person).

  OPTIONAL DEATH BENEFIT RIDER. This Rider is optional and will be available for an additional annual charge of 0.17% of the average death benefit. This Rider is not available if the Owner is over age 70 last birthday. If this Rider is in effect, then the amount of the Death Benefit payable will be the greatest of:

  (a) the Policy Value; or

  (b) the total Purchase Payments made, adjusted for any amounts withdrawn and any withdrawal charges on the amounts withdrawn; or

  (c) the highest of the Policy Values as of the 6th Policy Anniversary, and every 2nd Policy Anniversary thereafter prior to the Policy anniversary following the Owner's 76th birthday (or the Annuitant's 76th birthday if the Owner is not a natural person). Purchase Payments made after the Policy Anniversary having the highest Policy Value will be added to the Death Benefit, and adjustments will be made for any amounts withdrawn and any withdrawal charges on amounts withdrawn since that Policy Anniversary; or

  (d) the total Purchase Payments made, less any withdrawals and withdrawal charges, accumulated daily at a rate equivalent to 5% per year, from the date such amount is allocated or withdrawn, to the Policy Anniversary following the Owner's 76th birthday (or the Annuitant's 76th birthday if the Owner is not a natural person), subject to a maximum of 200% of Purchase Payments.

  The Death Benefit under (c) and (d) above will not increase on or after the Policy Anniversary following the Owner's 76th birthday (or the Annuitant's 76th birthday if the Owner is not a natural person). Adjustment for any withdrawal and withdrawal charges will reduce the Death Benefit in the same proportion that the amount reduced the Policy Value on the date of the withdrawal.

  This Rider will terminate on the earlier of:

  1.the date the Policy is surrendered, terminated or exchanged;

  2.the Retirement Date; or

  3.the date We receive Your written request to terminate this Rider.

  GENERAL. We will compute the amount of the Death Benefit as of the date the Death Benefit is paid or applied under one of the Annuity Payment Options. We will pay the Death Benefit proceeds to the Beneficiary upon receiving due proof of death. The Death Benefit under the Policy will be paid in a lump sum or under one of the Annuity Payment Options. (See "Annuity Payments.") If the Annuitant or Owner dies after the Retirement Date, the amount payable, if any, will be as provided in the Annuity Payment Option then in effect.

  If an Annuitant dies before the Retirement Date and such Annuitant is also an Owner, or if an Owner is other than a natural person, the death will be treated as the death of an Owner and the Death Benefit will be payable to the Beneficiary. If an Annuitant dies before the Retirement Date and all Owners are natural persons other than the deceased Annuitant, the Owner may name a new Annuitant, subject to our age limitations, and the Death Benefit will not be payable. If the Owner does not name a new Annuitant, the Owner will automatically become the Annuitant and the Death Benefit will not be payable.

  In the event of an Owner's death, the entire Death Benefit proceeds must be distributed within five years after the date of death. If the Beneficiary chooses to take any portion of his interest in the Policy as an Annuity, distributions must commence within one year of the date of death and must be distributed over his lifetime or over a period not extending beyond his life expectancy.

  If the Beneficiary is the Owner's spouse, then in lieu of receiving the Death Benefit proceeds, the spouse may elect to continue the Policy in force and be treated as the original Policy Owner. If the Beneficiary elects to continue the Policy, the Beneficiary does not have a right to receive the Death Benefit proceeds and we will increase the Policy Value so that it equals the Death Benefit, if greater.

  As far as permitted by law, the Death Benefit proceeds under the Policy will not be subject to any claim of the Beneficiary's creditors.

"FREE LOOK" PERIOD

  If for any reason you are not satisfied with the Policy, you may return it to us within 10 days after you receive the Policy. If you cancel the Policy within this 10-day "Free Look" period, we will generally refund the Policy Value plus any charges deducted prior to allocation to the Investment Divisions or the Fixed Account, and the Policy will be void from the Policy Date. In some states, the full amount of Purchase Payment(s) received will be refunded instead. To cancel the Policy, you must mail or deliver it to either United Investors' Home Office or the registered agent who sold it within 10 days after you receive it. (See "Allocation of Purchase Payments.") The "Free Look" period may be extended where required by state law.

                            CHARGES AND DEDUCTIONS

  United Investors does not impose any charge or deduction against a Purchase Payment prior to its allocation to the Variable Account or the Fixed Account (except for a charge for any premium taxes incurred when the Purchase Payment is accepted). However, certain charges (explained below) will be deducted in connection with the Policy to compensate United Investors for administering and distributing the Policy, for providing the insurance benefits set forth in the Policy, for assuming certain risks in connection with the Policy, and for any applicable taxes.

WITHDRAWAL CHARGE

  If you make partial withdrawals under the Policy or surrender the Policy, then a Withdrawal Charge may be made, measured as a percent of the Purchase Payments included in the withdrawal (in the case of a partial withdrawal) or the amount of the total Purchase Payments (in the case of a surrender) as specified in the following table of Withdrawal Charges:

NUMBER OF POLICY ANNIVERSARIES                                                   6 OR
SINCE RECEIPT OF PURCHASE PAYMENT:                  0    1    2    3    4    5   MORE
----------------------------------                 ---  ---  ---  ---  ---  ---  ----
Withdrawal Charge Rate............................   7%   7%   6%   6%   4%   3% none

  Each Policy Year, you may withdraw up to 10% of Policy Value without incurring a Withdrawal Charge. This 10% portion is called the Free Withdrawal Amount. The Free Withdrawal Amount for each Policy Year is calculated at the time the first withdrawal in a Policy Year is made. Amounts withdrawn in addition to the Free Withdrawal Amount may be subject to a Withdrawal Charge. The Withdrawal Charge is determined by multiplying each Purchase Payment included in the withdrawal by the withdrawal charge rate applicable to the year in which the Purchase Payment was received.

  For purposes of calculating the Withdrawal Charge, (1) the oldest Purchase Payments will be treated as the first withdrawn, newer Purchase Payments next, and appreciation last; (2) amounts withdrawn up to the Free Withdrawal Amount will not be considered a withdrawal of Purchase Payments; and (3) if the Surrender Value is withdrawn, the Withdrawal Charge will apply to all Purchase Payments not previously assessed with a Withdrawal Charge.

  As shown above, the Withdrawal Charge percentage varies, depending on the "age" of the Purchase Payments included in the withdrawal--that is, the Policy Year in which the Purchase Payment was made. A Withdrawal Charge Rate of 7% applies to Purchase Payments withdrawn that are less than 2 years old. Thereafter the Withdrawal Charge Rate decreases each year until the Purchase Payment withdrawn is 6 years old or older. Amounts representing Purchase Payments 6 years old or older may be withdrawn without charge.

  The Withdrawal Charge will be deducted from the remaining Policy Value, or from the amount paid if the remaining value is insufficient. The Withdrawal Charge partially compensates United Investors for sales expenses with regard to the Policy, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

WAIVER OF WITHDRAWAL CHARGES RIDER

  If the Waiver of Withdrawal Charges Rider ("Rider") is attached to your Policy, we may waive the withdrawal charges described above provided that the conditions described in the Rider are met, including:

  (a) the Owner or the Owner's spouse is continuously confined to a "Nursing Home," "Hospital," or "Hospice Care Program" (as defined in the Rider) for a combined stay of at least 30 days within a 35 day period;

  (b) such confinement must have totally occurred after the Policy Date; and

  (c) written notice and satisfactory proof of confinement are received no later than 60 days after confinement ends.

Waiver of Withdrawal Charges is subject to all of the conditions and provisions of the Rider. (See your Policy.) The Rider is not available in all states. There is no charge for this Rider.

ANNUAL CONTRACT MAINTENANCE CHARGE

  United Investors deducts an annual charge of $35 to partially compensate us for expenses incurred in administering the Policy. These expenses include costs of maintaining records, processing Death Benefit claims, surrenders, transfers and Policy changes, providing reports to Policyowners, and overhead costs. This charge is waived on any Policy Anniversary on which the cumulative Purchase Payments less withdrawals equals or exceeds $30,000. This charge is guaranteed not to increase during the life of the Policy. This deduction will be made from the variable Investment Divisions in the same proportion that their values bear to the Variable Account Value. Prior to the Retirement Date, this charge is deducted on each Policy Anniversary and on a full surrender. After the Retirement Date, this charge is not deducted.

ADMINISTRATION FEE

  In addition to the Annual Contract Maintenance Charge, United Investors deducts a daily charge from the Investment Divisions of the Variable Account at an annual rate of 0.15% of the average daily net assets of each Investment Division to partially compensate us for expenses incurred in administering the Variable Account and the Policy. These expenses include costs of maintaining records, processing Death Benefit claims, surrenders, transfers and Policy changes, providing reports to Policyowners, and overhead costs. This charge is guaranteed not to increase during the life of the Policy.

REDUCTION IN CHARGES FOR CERTAIN GROUPS

  United Investors may reduce or eliminate the Administration Fee, Annual Contract Maintenance Charge, or Withdrawal Charges on Policies that have been sold to (1) employees and sales representatives of United Investors or its affiliates; (2) customers of United Investors or distributors of the Policies who are transferring existing policy values to a Policy; (3) individuals or groups of individuals when sales of the contract result in savings of sales or administrative expenses; or (4) individuals or groups of individuals where Purchase Payments are to be made through an approved group payment method and where the size and type of the group results in savings of administrative expenses.

  In no event will reduction or elimination of the Administration Fee, Annual Contract Maintenance Charge, or Withdrawal Charges be permitted where such reduction or elimination will be unfairly discriminatory to any person.

MORTALITY AND EXPENSE RISK CHARGE

  United Investors deducts a daily charge from the Investment Divisions of the Variable Account at an annual rate of 1.25% of the average daily net assets of each Investment Division to compensate us for assuming certain mortality and expense risks under the Policy. There is no Mortality and Expense Risk Charge for amounts in the Fixed Account. United Investors may realize a profit from this charge. However, the level of this charge is guaranteed for the life of the Policy and may not be increased. United Investors will continue to deduct this charge after the Retirement Date.

  The mortality risk borne by United Investors arises in part from its obligation to make monthly Annuity Payments (determined in accordance with the annuity tables and other provisions contained in the Policy) regardless of how long all Annuitants or any individual may live. This undertaking assures that neither an Annuitant's own longevity, nor an improvement in general life expectancy greater than expected, will have any adverse effect on the monthly Annuity Payments the Annuitant will receive under the Policy. It therefore relieves the Annuitant from the risk that he will outlive the funds accumulated for retirement. The mortality risk also arises in part because of the risk that the Death Benefit may be greater than the Policy Value. United Investors also assumes the risk that other expense charges may be insufficient to cover the actual expenses incurred in connection with the Policy.

OPTIONAL DEATH BENEFIT RIDER CHARGE

  If you choose the Optional Death Benefit Rider, there will be an annual charge to compensate United Investors for the additional mortality risk. This charge is 0.17% of the average death benefit amount, and it is deducted on each Policy Anniversary (on a surrender of the Policy and voluntary termination of the rider a pro rata portion is deducted), through the cancellation of accumulation units. It is not deducted after the Retirement Date. The average death benefit amount is the mean of the death benefit amount on the Policy Anniversary (or the date of surrender) and the preceding Policy Anniversary.

TRANSACTION CHARGE

  You may request up to 12 withdrawals per Policy Year without a Transaction Charge. After the 12th withdrawal in a Policy Year, a Transaction Charge will apply to each additional withdrawal. The Transaction Charge will be equal to the lesser of $20 or 2% of the amount withdrawn. This charge will be deducted from the remaining Policy Value, or from the amount paid if the remaining value is insufficient.

PREMIUM TAXES

  United Investors will deduct a charge for any premium taxes incurred. Depending on state and local law, premium taxes can be incurred when a Purchase Payment is accepted, when Policy Value is withdrawn or surrendered, or when Annuity Payments start. (State premium tax rates incurred by United Investors currently range from 0 to 3.5%. In some states, localities charge additional premium taxes.)

FEDERAL TAXES

  Currently no charge is made to the Variable Account for Federal income taxes that may be attributable to the Variable Account. United Investors may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Variable Account may also be made. (See "Federal Tax Matters.")

FUND EXPENSES

  The value of the assets of the Variable Account will reflect the investment management fee and other expenses incurred by the Portfolios.

                               ANNUITY PAYMENTS

ELECTION OF PAYMENT OPTION

  The Policyowner has the sole right to elect or change an Annuity Payment Option during the lifetime of the Owner and prior to the Retirement Date, either in the application or by Written Request any time at least 30 days before the Retirement Date. We may require the exchange of the Policy for a contract covering the option selected.

RETIREMENT DATE

  The first Annuity Payment will be made as of the Retirement Date. You may select the Retirement Date in the application for the Policy. If no selection is made, the Retirement Date will be the later of the Annuitant's age 85 or 10 years after the Policy Date, or the date required by state law. The Retirement Date cannot be earlier than the first Policy Anniversary. You may change the Retirement Date at any time by giving us Written Notice, provided that you give us Written Notice at least 30 days prior to the new Retirement Date. A Retirement Date may be the first day of any calendar month commencing 30 days after the first Policy Anniversary. If the net amount to be applied to an option is less than $2,000, we have the right to pay such amount in one sum. Also, if any payment would be less than $50, we have the right to change the frequency of payment to an interval that will result in payments of at least $50.

AVAILABLE OPTIONS

  On the Retirement Date, the Policy Value as of 14 days prior to the Retirement Date, less any premium taxes, may be applied to make Fixed Annuity Payments, Variable Annuity Payments, or a combination thereof. Fixed Annuity Payments provide guaranteed annuity payments which remain fixed in amount throughout the payment period. Fixed Annuity Payments do not vary with the investment experience of the Investment Divisions. The dollar amount of Variable Annuity Payments after the first is not fixed.

  The Annuity Payment Options currently available are:

Option 1:Life Annuity With No Guaranteed Period--This option provides monthly
         Annuity Payments during the lifetime of the Annuitant. No payment will be made after the death of the Annuitant. It is possible that only one payment will be made under this option if the Annuitant dies before the second payment is due; only two payments will be made if the Annuitant dies before the third payment is due, and so forth.

Option 2:Joint Life Annuity Continuing To The Survivor--This option provides monthly Annuity Payments during the lifetime of the Annuitant and a joint Annuitant. Payments will continue to the survivor during the survivor's remaining lifetime. If the joint Annuitant does not survive the Annuitant, payments will end with the payment due just before the death of the Annuitant. It is possible that only one payment or very few payments will be made under this option if the Annuitant and joint Annuitant both die before or shortly after payments begin.

Option 3:Life Annuity With 120 or 240 Monthly Payments Guaranteed--This option provides monthly Annuity Payments during the lifetime of the Annuitant. A guaranteed period of 120 or 240 months may be chosen. If the Annuitant dies prior to the end of this guaranteed period monthly Annuity Payments will be made to the Beneficiary until the end of the guaranteed period.

United Investors may make other payment options available in the future and other payment options can be arranged with our written consent. The Withdrawal Charge may apply to such other Payment Options.

  In the event that you have not selected an Annuity Payment Option on the Retirement Date, we will make monthly annuity payments during the lifetime of the Annuitant with 120 monthly payments guaranteed.

  The amount of each Annuity Payment under the options described above will depend on the sex and age of the Annuitant (or Annuitants) at the time the first payment is due. The Annuity Payments may be more or less than the total Purchase Payments made because (a) Variable Annuity Payments vary with the investment experience of the underlying Portfolios and the Owner therefore bears the investment risk under Variable Annuity Payments and (b) Annuitants may die before the actuarially predicted date of death. As such, the amount of Annuity Payments cannot be predicted. The method of computing the Annuity Payments is described in more detail in the Statement of Additional Information.

  The duration of the Annuity Payment Option may affect the dollar amount of each Annuity Payment. For example, if an Annuity Payment Option guaranteed for life is chosen, the Annuity Payments may be greater or less than the Annuity Payments for an annuity for a guaranteed period, depending on the life expectancy of the Annuitant.

  If the actual net investment experience of the Investment Divisions after the Retirement Date is less than the assumed investment rate, then the dollar amount of the Variable Annuity Payments will decrease. The dollar amount of the Variable Annuity Payments will stay level if the net investment experience equals the assumed investment rate, and the dollar amount of the Variable Annuity Payments will increase if the net investment experience exceeds the assumed investment rate. For purposes of the Annuity Payments, the assumed investment rate is 4.0%. Fixed Annuity Payment amounts will be based on our Fixed Annuity Payment rates in effect on the settlement date. These rates are guaranteed not to be less than payments based on the 1983 Individual Annuity Mortality Table (set back one year) with interest at 4.0%. The one year setback results in lower payments than if no setback is used.

  After the Retirement Date, Policy Value may not be withdrawn, nor may the Policy be surrendered. The Annuitant (if other than the Owner) will be entitled to exercise any voting rights and to reallocate the value of the Annuitant's interest in the Investment Divisions. (See "Voting Rights" and "Transfers.")

  The Policies offered by this Prospectus contain life annuity tables that provide for different benefit payments to men and women of the same age although they provide for unisex tables where requested and required by law. Nevertheless, in accordance with the U.S. Supreme Court's decision in Arizona Governing Committee v. Norris, in certain employment related situations, annuity tables that do not vary on the basis of sex must be used. Accordingly, if the Policy is to be used in connection with an employment related retirement or benefit plan, consideration should be given, in consultation with your legal counsel, to the impact of Norris on any such plan before making any contributions under these Policies.

                          DISTRIBUTOR OF THE POLICIES

  MAP Investments Incorporated ("MAP"), 9020 North May Avenue, Suite 290, Oklahoma City, Oklahoma 73120-4498, is the principal underwriter and the distributor of the Policies. MAP may enter into written sales agreements with various broker-dealers to aid in the distribution of the Policies. A commission plus bonus compensation may be paid to broker-dealers or agents in connection with sales of the Policies. Bonus compensation will be based on Purchase Payments received (both initial and additional).

                              FEDERAL TAX MATTERS
   (THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE.)

INTRODUCTION

  This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a Policy. Any person concerned about these tax implications should consult a competent tax adviser before initiating any transaction. This discussion is based upon United Investors' understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present Federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.

  The Policy may be purchased on a non-qualified tax basis ("Nonqualified Policy") or purchased and used in connection with plans qualifying for favorable tax treatment ("Qualified Policy"). The Qualified Policies were designed for use by individuals whose Purchase Payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, or 457 of the Internal Revenue Code of 1986, as amended (the "Code"). The ultimate effect of Federal income taxes on the Policy Value, on Annuity Payments and on the economic benefit to an Owner, the Annuitant or the Beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned and on United Investors' tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Policy with proceeds from a tax qualified plan in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of the Policy for their situation, the applicable requirements and the tax treatment of the rights and benefits of a Policy. The following discussion assumes that Qualified Policies are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special Federal income tax treatment.

TAXATION OF ANNUITIES IN GENERAL

  The following discussion assumes that the Policy will qualify as an annuity contract for Federal income tax purposes. The Statement of Additional Information describes such qualifications.

  Section 72 of the Code governs taxation of annuities in general. United Investors believes that an annuity owner who is a natural person generally is not taxed on increases in the value of a Policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the cash value (i.e., withdrawals) or as Annuity Payments under the Annuity Payment Option elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Policy Value generally will be treated as a distribution. The taxed portion of a distribution (in the form of a lump sum payment or an annuity) is taxed as ordinary income.

  An owner of any deferred annuity contract who is not a natural person generally must include in income any increase in the excess of the owner's Policy Value over the owner's investment in the contract during the taxable year. However, there are some exceptions to this rule and you may wish to discuss these with your tax adviser.

  POSSIBLE CHANGES IN TAXATION. In recent years, proposals have been made that would adversely change the Federal taxation of the Policies described in this prospectus. For example, certain proposals would (1) tax transfers between investment divisions and tax exchanges between variable annuity contracts, and
(2) reduce the "investment in the contract," thereby increasing the amount of income for purposes of computing gain. Although as of the date of this Prospectus Congress is not considering any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).

  The following discussion applies to Policies owned by natural persons.

  WITHDRAWALS. In the case of a withdrawal under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the total Policy Value. The "investment in the contract" generally equals the portion, if any, of any Purchase Payments paid by or on behalf of an individual under a Policy which was not excluded from the individual's gross income. For Policies issued in connection with qualified plans, the "investment in the contract" can be zero. Special rules may apply to a withdrawal from a Qualified Policy with respect to "investment in the contract" as of December 31, 1986, and in other circumstances.

  Generally, in the case of a withdrawal under a Nonqualified Policy before the annuity starting date, amounts received are first treated as taxable income to the extent that the Policy Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable.

  In the case of a full surrender under a Qualified or Nonqualified Policy, the amount received generally will be taxable only to the extent it exceeds the "investment in the contract."

  ANNUITY PAYMENTS. Although the tax consequences may vary depending on the Annuity Payment Option elected under the Policy, generally only the portion of the Annuity Payment that represents the amount by which the Policy Value exceeds the "investment in the contract" will be taxed. For Variable Annuity Payments, in general the taxable portion of each Annuity Payment (prior to recovery of the investment in the contract) is determined by a formula which establishes a specific dollar amount of each Annuity Payment that is not taxed. This dollar amount is determined by dividing the "investment in the contract" by the total number of expected Annuity Payments. For Fixed Annuity Payments, in general there is no tax on the amount of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of annuity payments for the term of the payments; however, the remainder of each payment is taxable. In all cases, after the "investment in the contract" is recovered, the full amount of any additional Annuity Payments is taxable.

  PENALTY TAX. In the case of a distribution pursuant to a Nonqualified Policy, there may be imposed a Federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions: (1) made on or after the taxpayer attains age 59 1/2, (2) made as a result of the owner's death or is attributable to the taxpayer's disability, or (3) received in substantially equal periodic payments as a life annuity.

  MULTIPLE NONQUALIFIED POLICIES. All nonqualified deferred annuities entered into after October 21, 1988 that are issued by United Investors (or its affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in gross income under Section 72(e) of the Code. In addition, there may be other situations in which the Treasury Department may (under its authority to issue regulations or otherwise) conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. Accordingly, a Policy Owner should consult a competent tax adviser before purchasing more than one annuity contract.

  TRANSFERS. A TRANSFER OR ASSIGNMENT OF OWNERSHIP OF A POLICY, OR DESIGNATION OF AN ANNUITANT OR OTHER BENEFICIARY WHO IS NOT ALSO THE OWNER, MAY RESULT IN CERTAIN TAX CONSEQUENCES TO THE OWNER THAT ARE NOT DISCUSSED HEREIN. An Owner contemplating any such transfer, assignment or designation should contact a competent tax adviser with respect to the potential tax effects of such transaction.

  DEATH BENEFITS. Amounts may be distributed from a Policy because of the death of an Owner or an Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Policy, as described above, or (2) if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above. For these purposes, the investment in the contract is not affected by an Owner's or Annuitant's death. That is, the investment of the contract remains the amount of any Purchase Payments paid which were not excluded from gross income.

  QUALIFIED POLICIES. The tax rules applicable to a Qualified Policy vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; aggregate distributions in excess of a specified annual amount; and in other specified circumstances.

  We make no attempt to provide more than general information about the use of the Policy with the various types of retirement plans. Owners and participants under retirement plans as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under a Qualified Policy may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Policy issued in connection with such a plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Policy administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Qualified Policy comply with applicable law. Purchasers of annuity contracts for use with any qualified retirement plan should consult their legal counsel and tax adviser regarding the suitability of the annuity contract.

  For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2.

  Code Section 401(a) permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans may permit the purchase of the Policies to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Policy is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Policy.

  The Policy includes a Death Benefit that in some cases may exceed the greater of the Purchase Payments or the Contract Value. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the Death Benefit may exceed this limitation, employers using the Policy in connection with such plans should consult their tax adviser.

  Tax Sheltered Annuity (TSA) Section 403(b) payments made by public school systems and certain tax exempt organizations are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. The Policy includes a Death Benefit that in some cases may exceed the greater of the Purchase Payments or the Contract Value. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b). Because the Death Benefit may exceed this limitation, employers using the Policy in connection with such plans should consult their tax adviser. Code Section 403(b)(11) restricts the distribution under Code Section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

  Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of retirement plans may be placed into an Individual Retirement Annuity on a tax deferred basis. Earnings in an IRA are not taxed until distribution. IRA contributions are limited each year to the lesser of $2,000 or 100% of the Owner's adjusted gross income and may be deductible in whole or in part depending on the individual's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed form the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax. The Internal Revenue Service has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Policy comports with IRA qualification requirements.

  Internal Revenue Code Section 457 provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. These plans are subject to various restrictions on contributions and distributions. These plans may permit participants to specify the form of investments for their deferred compensation account. All investments under such Plans are owned by the sponsoring employer and are subject to the claims of general creditors of the employer. Depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts received under a Section 457 plan are taxable and are subject to Federal income tax withholding as wages.

  GENERAL. As noted above, the foregoing comments about the Federal tax consequences under these Policies are not exhaustive and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the Federal tax consequences discussed herein reflect United Investors' understanding of current law and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Policy depend on the individual circumstances of each owner of the Policy or recipient of the distribution. A competent tax adviser should be consulted for further information.

                                 VOTING RIGHTS

  To the extent deemed to be required by law, United Investors will vote the Funds' shares held in the Variable Account at shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Investment Divisions of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, or if United Investors determines that it is allowed to vote the Fund shares in its own right, United Investors may elect to do so. The Funds do not hold regular annual shareholder meetings.

  The number of votes which are available to an Owner will be calculated separately for each Investment Division of the Variable Account. That number will be determined by applying his or her percentage interest, if any, in a particular Investment Division to the total number of votes attributable to that Investment Division. Prior to the Retirement Date, the Owner holds a voting interest in each Investment Division to which the Policy Value is allocated. After the Retirement Date, the person receiving Variable Annuity Payments has the voting interest. The number of votes prior to the Retirement Date will be determined by dividing the value of the Policy allocated to the Investment Division by the net asset value per share of the corresponding Portfolio. After the Retirement Date, the votes attributable to a Policy decrease as the value of the Investment Divisions decrease with Variable Annuity Payments. In determining the number of votes, fractional shares will be recognized.

  The number of votes of a Portfolio which are available will be determined as of the date coincident with the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

  Portfolio shares attributable to the Policies as to which no timely instructions are received will be voted in proportion to the voting instructions which are received with respect to all Policies participating in the Investment Division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

  Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Portfolio.

                         PREPARING FOR YEAR 2000

  Existing computer programs of many businesses were developed with a two-digit identification without consideration of the upcoming change in century or millennium in the year 2000. Without addressing this issue, many computer programs could fail or produce erroneous results, creating considerable uncertainty and potentially adversely affecting the operations or business.

  United Investors has been in the process of modifying its computer system and applications for the year 2000. It is expected that the project will be substantially completed during 1998 and that final testing will be conducted in 1999. United Investors is utilizing primarily internal staff for this conversion but is also using outside consultants where necessary. The cost of this project, which is immaterial to United Investors is expensed as incurred.

  As a part of its activities, United Investors is engaged electronically with third-party financial institutions and other various organizations which may have computer systems which are not year 2000 compliant. To the degree possible, United Investors is verifying that these third party business systems are currently compliant or are in the process of becoming compliant. To the extent these systems are not compliant there is no assurance that the potential interruptions or cost to United Investors may not be significant.

                               LEGAL PROCEEDINGS

  There are no legal proceedings to which the Variable Account is a party to or to which the assets of the Variable Account are subject. United Investors is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Variable Account.

                             FINANCIAL STATEMENTS

  The financial statements for United Investors (as well as the Auditors' Report thereon) are in the Statement of Additional Information. Neither this Prospectus nor the Statement of Additional Information contains financial statements for the Variable Account because it has not yet commenced operations, has no assets or liabilities, and has received no income and incurred no expenses as of the date of this Prospectus.

                      STATEMENT OF ADDITIONAL INFORMATION

  A Statement of Additional Information is available which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
THE POLICY.................................................................   3
  Accumulation Units.......................................................   3
  Annuity Units............................................................   3
  Net Investment Factor....................................................   4
  Determination of Annuity Payments........................................   5
    Fixed Annuity Payments.................................................   5
    Variable Annuity Payments..............................................   5
  The Contract.............................................................   6
  Misstatement of Age or Sex...............................................   6
  Annual Report............................................................   6
  Non-Participation........................................................   6
  Delay or Suspension of Payments..........................................   7
  Ownership................................................................   7
  Beneficiary..............................................................   7
  Change of Owner or Beneficiary...........................................   8
  Assignment...............................................................   8
  Incontestability.........................................................   8
  Evidence of Survival.....................................................   8
PERFORMANCE DATA CALCULATIONS..............................................   9
FEDERAL TAX MATTERS........................................................  14
  Taxation of United Investors.............................................  14
  Tax Status of the Policies...............................................  14
  Required Distributions...................................................  15
  Withholding..............................................................  16
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS..........................  16
DISTRIBUTION OF THE POLICY.................................................  17
SAFEKEEPING OF VARIABLE ACCOUNT ASSETS.....................................  18
STATE REGULATION...........................................................  18
RECORDS AND REPORTS........................................................  18
LEGAL MATTERS..............................................................  19
EXPERTS....................................................................  19
OTHER INFORMATION..........................................................  19
FINANCIAL STATEMENTS.......................................................  19

  This Prospectus sets forth information about the RetireMAP Variable Annuity Policy that a prospective investor should know before investing. The Statement of Additional Information contains more detailed information about the Policy and the Variable Account. This Statement of Additional Information is available upon request at no charge. To obtain such information, return this request form to the address shown below.

                                     LOGO

TO:  United Investors Life Insurance Company
     Administrative Office
     P. O. Box 219065
     Dallas, TX 75221-9065

  Please send me a Statement of Additional Information for the RetireMAP Variable Annuity.

Name ________________________________

Address _____________________________
    _______________________________
    _______________________________
    _______________________________
    _______________________________

Telephone (   )    -

                          RETIREMAP VARIABLE ACCOUNT


                      STATEMENT OF ADDITIONAL INFORMATION
                      -----------------------------------
                                    for the
                       DEFERRED VARIABLE ANNUITY POLICY

                                  Offered by

                    United Investors Life Insurance Company


This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Deferred Variable Annuity Policy ("Policy") offered by United Investors Life Insurance Company. You may obtain a copy of the Prospectus dated July 1, 1998, by writing to United Investors Life Insurance Company, Administrative Office, P.O. Box 219065, Dallas, TX 75221-9065. Terms used in the current Prospectus for the Policy are incorporated in this Statement.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY.


                              Dated: July 1, 1998

                               TABLE OF CONTENTS

                                                          Corresponding
                                                             Page in
                                                   Page     Prospectus
                                                   ----     ----------
THE POLICY.........................................   3         14
  Accumulation Units...............................   3
  Annuity Units....................................   3
  Net Investment Factor............................   4
  Determination of Annuity Payments................   5
     Fixed Annuity Payments........................   5
     Variable Annuity Payments.....................   5
  The Contract.....................................   6
  Misstatement of Age or Sex.......................   6
  Annual Report....................................   6
  Non-Participation................................   7
  Delay or Suspension of Payments..................   7
  Ownership........................................   7
  Beneficiary......................................   7
  Change of Ownership or Beneficiary...............   8
  Assignment.......................................   8
  Incontestability.................................   8
  Evidence of Survival.............................   8

PERFORMANCE DATA CALCULATIONS......................   9

FEDERAL TAX MATTERS................................  14         25
  Taxation of United Investors.....................  14
  Tax Status of the Policies.......................  14
  Required Distributions...........................  15
  Withholding......................................  16

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS..  16

DISTRIBUTION OF THE POLICY.........................  17         26

SAFEKEEPING OF VARIABLE ACCOUNT ASSETS.............  18

STATE REGULATION...................................  18

RECORDS AND REPORTS................................  18

LEGAL MATTERS......................................  19         31

EXPERTS............................................  19

OTHER INFORMATION..................................  19

FINANCIAL STATEMENTS...............................  19         31

                                  THE POLICY
                                  ----------

     As a supplement to the description in the Prospectus, the following provides additional information about the Policy.

Accumulation Units
------------------

    An Accumulation Unit is an accounting unit used prior to the Retirement Date to calculate the Variable Account Value. The portion of a Net Purchase Payment that you allocate to an Investment Division of the Variable Account is credited as Accumulation Units in that Investment Division. Similarly, the value that you transfer to an Investment Division of the Variable Account is credited as Accumulation Units in that Investment Division. The number of Accumulation Units to credit is determined by dividing (1) the dollar amount allocated to the Investment Division by (2) the Investment Division's appropriate Accumulation Unit Value for the Valuation Period in which we received the Purchase Payment or transfer request (in the case of the initial Purchase Payment, we will credit Accumulation Units for that Purchase Payment based on the Accumulation Unit value for the Policy Date).

    The value of an Accumulation Unit for each Investment Division was initially arbitrarily set at $1. The value for any later Valuation Period is found by multiplying the Accumulation Unit Value for an Investment Division for the last prior Valuation Period by such Investment Division's Net Investment Factor (described below) for the following Valuation Period. Like the Policy Value, the value of an Accumulation Unit may increase or decrease from one Valuation Period to the next.

Annuity Units
-------------

     An Annuity Unit is an accounting unit used after the Retirement Date to calculate the value of Variable Annuity Payments. The value of an Annuity Unit in each Investment Division was initially set at $1. The value for any later Valuation Period is determined by (a) multiplying the Annuity Unit Value for an Investment Division for the last prior Valuation Period for such Investment Division's Net Investment Factor for the following Valuation Period, and then
(b) adjusting the result to compensate for the interest rate assumed in the annuity tables used to determine the amount of the first Variable Annuity Payment. The value of an Annuity Unit for each Investment Division changes to reflect the investment performance of the Portfolio underlying that Investment Division.

Net Investment Factor
---------------------

     The Net Investment Factor is an index applied to measure the investment performance of an Investment Division of the Variable Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than one, so the value of an Investment Division may increase or decrease.

     The Net Investment Factor of an Investment Division for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

     (1)  is the result of:

          (a) the net asset value per share of the Portfolio shares held in the Investment Division determined at the end of the current Valuation Period; plus

          (b) the per share amount of any dividend or capital gain distributions on the Portfolio shares held in the Investment Division, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

          (c) A charge or credit for any taxes reserved for the current Valuation Period which we determine to have resulted from the investment operations of the Investment Division;

     (2)  is the result of:

          (a) the net asset value per share of the Portfolio shares held in the Investment Division, determined at the end of the previous Valuation Period; plus or minus

          (b) the charge or credit for any taxes reserved for the previous Valuation Period; and

     (3) is a deduction for the 1.25% Mortality and Expense Risk Charge and the 0.15% Administration Fee.

Determination of Annuity Payments
---------------------------------

     At the Retirement Date, the Policy Value as of 14 days prior to the Retirement Date, less any applicable premium taxes, may be applied to make Fixed Annuity Payments, Variable Annuity Payments, or a combination thereof.

     Fixed Annuity Payments.  Fixed Annuity Payments provide guaranteed annuity
     ----------------------
payments which remain fixed in amount throughout the payment period. Fixed Annuity Payments do not vary with the investment experience of the Investment Divisions. The payment amount will be based on our Fixed Annuity Payment rates in effect on the settlement date. These rates are guaranteed not to be less than payments based on the 1983 Individual Annuity Mortality Table (set back one year) with interest at 4.0%. The one year setback results in lower Annuity Payments than if no setback is used. Where requested and required by law unisex tables will be used.

     Variable Annuity Payments.  The dollar amount of the first Variable Annuity
     -------------------------
Payment is determined by multiplying the net value applied by purchase rates based on the 1983 Individual Annuity Mortality Table (set back one year) with interest at 4.0%. The one year setback results in lower Annuity Payments than if no setback is used. Where requested and required by law unisex tables will be used.

     The portion of the first Variable Annuity Payment attributed to each Investment Division is divided by the Annuity Unit Value for the Investment Division (as of the same date that the amount of the first Variable Annuity Payment is determined) to determine the number of Annuity Units upon which later Variable Annuity Payments will be made. This number of Annuity Units will not change unless subsequently changed by reallocation. The dollar amount of each monthly Variable Annuity Payment after the first Annuity Payment will equal the sum of the number of Annuity Units credited to each Investment Division multiplied by the Annuity Unit Value for each respective Investment Division for the Valuation Period as of 14 days prior to the Variable Annuity Payment.

     After the Retirement Date, the Annuitant may reallocate the value of the Annuitant's interest in the Investment Divisions, no more than once each

Policy Year, by sending a Written Request to United Investors. A reallocation will be effected during the Valuation Period as of 14 days prior to the next Variable Annuity Payment, by converting Annuity Units for the value transferred from an Investment Division into Annuity Units in the Investment Division to which the value is transferred. Reallocations may cause the number of Annuity Units to change, but will not change the dollar amount of the Variable Annuity Payment as of the date of reallocation.

     United Investors guarantees that the dollar amount of monthly Variable Annuity Payments after the first payment will not be affected by variations in expenses or mortality experience.

The Contract
------------

     The entire contract is made up of the Policy, any riders, and the written application. All statements made in the application, in the absence of fraud, are considered representations and not warranties. Only the statements made in the written application can be used by us to defend a claim or void the Policy.

     Changes to the Policy are not valid unless we make them in writing. They must be signed by one of our executive officers. No agent has authority to change the Policy or to waive any of its provisions.

Misstatement of Age or Sex
--------------------------
     If the Annuitant's age or sex is misstated, we will adjust each benefit and any amount to be paid to reflect the correct age and sex.

Annual Report
-------------

     At least once each Policy Year prior to the Retirement Date we will send you a report on your Policy. It will show the current Policy Value, the current Fixed Account Value, the current value of the Investment Divisions of the Variable Account, the Purchase Payments paid, all charges and partial withdrawals since the last report, the current Surrender Value and the current Death Benefit. We will also include in the report any other information required by state law or regulation. Further, we will send you the reports required by the Investment Company Act of 1940. You may request additional reports during the year but we may charge a fee for any additional reports.

Non-Participation
-----------------

     The Policy is non-participating. This means that no dividends will be paid on your Policy. It will not share in our profits or surplus earnings.

Delay or Suspension of Payments
-------------------------------

     We will normally pay a surrender or any withdrawal within seven days after we receive your Written Request in our Home Office. However, payment of any amount from the Investment Divisions of the Variable Account may be delayed or suspended whenever:

     a) the New York Stock Exchange is closed other than customary weekend and holiday closing, or trading on the New York Exchange is restricted as determined by the Securities and Exchange Commission;

     b) the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

     c) an emergency exists, as determined by the Commission, as a result of which disposal of the securities held in the Investment Divisions is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets.

     Payment of any amounts from the Fixed Account may be deferred for up to six months from the date of the request to surrender. If payment is deferred for more than 30 days, we will pay interest on the amount deferred at a rate not less the Guaranteed Minimum Interest Rate.

     Payments under the Policy of any amounts derived from Purchase Payments paid by check may be delayed until such time as the check has cleared your bank.

Ownership
---------

     The Policy belongs to you, the Policyowner. Unless you provide otherwise, you may receive all benefits and exercise all rights of the Policy prior to the Retirement Date. These rights and the rights of any Beneficiary are subject to the rights of any assignee. If there is more than one Owner at a given time, all must exercise the rights of ownership by joint action.

Beneficiary
-----------

     The Beneficiary means the person, persons or entity entitled to Death

Benefit proceeds under this Policy upon death of the Owner (or Annuitant if the Owner is not a natural person) before the Retirement Date. If the Policy has joint Owners and one Owner dies, the surviving Joint Owner will be deemed the Beneficiary. The rights of any Beneficiary who dies before the Owner (or Annuitant if the Owner is not a natural person) will pass to the surviving Beneficiary or Beneficiaries unless you provide otherwise. If no Beneficiary is living at the Owner's (or Annuitant's if the Owner is not a natural person) death, we will pay the Death Benefit, if any, to the Owner, if living; otherwise, it will be paid to the deceased's estate.

Change of Ownership or Beneficiary
----------------------------------

     Unless you provide otherwise in writing to us, you may change the Owner or the Beneficiary during your lifetime. Any changes must be made by Written Request filed with us. The change takes effect on the date the request was signed, but it will not apply to payments made by us before we accept your Written Request. We may require you to submit the Policy to us before making a change. A change of ownership may be a taxable event.

Assignment
----------

     You may assign the Policy, but we will not be responsible for the validity of any assignment and no assignment will bind us until it is filed in writing at our home office. When it is filed, your rights and the rights of any Beneficiary will be subject to it. An assignment of the Policy may be a taxable event.

Incontestability
----------------
     United Investors will not contest the Policy.

Evidence of Survival
--------------------
     Where any payments under the Policy depend on the payee being alive, we may require proof of survival prior to making the payments.

                         PERFORMANCE DATA CALCULATIONS
                         -----------------------------

     We may advertise the yield and effective yield of the Money Market Investment Division. In addition, we may advertise the total returns for other Investment Divisions of the Variable Account. All performance data calculations for the Variable Account will be in accordance with uniformly imposed SEC regulations.

Money Market Investment Division Yield Calculation
--------------------------------------------------

     In accordance with regulations adopted by the SEC, if we disclose the current annualized yield of the Money Market Investment Division for a seven-day period, it is required to be in a manner which does not take into consideration
(1) any realized or unrealized gains or losses of the Federated Prime Money Fund II or on its portfolio securities, or (2) any income other than investment income. The current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the Money Market Investment Division at the beginning of the seven-day period, dividing the net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects the deduction for the Mortality and Expense Risk Charge and the Administration Fee as well as reflecting income and expenses accrued during the period. Because of these deductions, the yield for the Money Market Investment Division will be lower than the yield for the Federated Prime Money Fund II.


     The SEC also permits us to disclose the effective yield of the Money Market Investment Division for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the annualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result according to the following formula:

              Effective Yield = [(Base period return +1) 365/7]-1
     For the seven-day period ending December 31, 1997, the Money Market

Investment Division annualized yield was 3.57%. For the same period, the effective yield was 3.63%.

     The actual yield of the Money Market Investment Division is affected by:
(l) changes in interest rates on money market securities; (2) the average portfolio maturity of the Federated Prime Money Fund II; (3) the types and quality of securities held by the Federated Prime Money Fund II; and (4) its operating expenses. The yield on amounts held in the Money Market Investment Division normally will fluctuate on a daily basis. Therefore, the disclosed yields for any given past period is not an indication or representation of future yields or rates of return.

Average Annual Total Return Calculations
----------------------------------------

     For each Investment Division of the Variable Account other than the Money Market Investment Division an average annual total return may be calculated for a given period. It is computed by finding the average annual compounded rate of return over one, five and ten year periods (or, where an Investment Division has been in existence for a period less than one, five or ten years, for such lesser period) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                 P(1 + T) n = ERV

Where
P    = a hypothetical initial payment of $1,000

T    = average annual total return

N    = number of years in the period

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five or ten year periods (or fractional portion thereof) at the end of such period.

     All recurring fees that are charged to all Policy Owner accounts are recognized in the ending redeemable value. The average annual total return calculation will also reflect the effect of Withdrawal Charges that may be applicable due to surrender of the Policy at the end of a particular period.

                   STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

                                                  07/15/97*
                                                     to
Investment Division                               12/31/97
-------------------                               ---------
AIM V.I. Growth Fund                                     **
AIM V.I. Value Fund                                      **
Dreyfus Capital Appreciation                         -7.50%
Dreyfus Growth and Income                            -4.87%
Dreyfus Quality Bond                                 -7.29%
Dreyfus Small Cap                                   -12.48%
Federated American Leaders II                            **
Federated Equity Income II                           -9.75%
Federated US Govt Securities II                     -14.62%
INVESCO VIF-Dynamics Portfolio                           **
INVESCO VIF-High Yield Portfolio                         **
INVESCO VIF-Industrial Income Portfolio                  **
MFS Emerging Growth                                 -15.16%
MFS Growth with Income                                   **
MFS Research                                        -10.76%
MFS Utilities                                         5.13%
Scudder Global Discovery                            -10.36%
Scudder International                                -7.16%
Warburg International Equity                        -20.72%
Warburg Fixed Income                                -14.39%
Warburg Global Fixed Income                         -18.93%

From time to time we may also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The only difference between the two methods is that the non-standard format assumes a Withdrawal Charge of 0%.

                   NON-STANDARD AVERAGE ANNUAL TOTAL RETURN

                                                  07/15/97*
                                                     to
Investment Division                               12/31/97
-------------------                               ---------
AIM V.I. Growth Fund                                     **
AIM V.I. Value Fund                                      **
Dreyfus Capital Appreciation                          7.73%
Dreyfus Growth and Income                            10.57%
Dreyfus Quality Bond                                  7.95%
Dreyfus Small Cap                                     2.32%
Federated American Leaders II                            **
Federated Equity Income II                            5.29%
Federated US Govt Securities. II                      0.00%
INVESCO VIF-Dynamics Portfolio                           **
INVESCO VIF-High Yield Portfolio                         **
INVESCO VIF-Industrial Income Portfolio                  **
MFS Emerging Growth Series                           -0.59%
MFS Growth with Income Series                            **
MFS Research Series                                   4.19%
MFS Utilities Series                                 21.39%
Scudder Global Discovery                              4.63%
Scudder International                                 8.09%
Warburg International Equity                         -6.64%
Warburg Fixed Income                                  0.25%
Warburg Global Fixed Income                          -4.69%

     The performance information provided above reflects only the performance of a hypothetical $1,000 payment which is allocated to the stated Investment Division during the time period on which the calculations are based. Performance information provided for any given past period is not an indication or representation of future yields or rates of return.

------------------------
* Inception Date of the RetireMAP Variable Account. As of 12/31/97, the RetireMAP Variable Account had not commenced investment operations and no sales had been made.
**  Portfolio was not available as of December 31, 1997.

AVERAGE ANNUAL RETURN USING ADJUSTED HISTORICAL DATA FOR PERIOD ENDING 12/31/97
                    (INCLUDING MAXIMUM SURRENDER CHARGES)

                                                                            Since        Inception
                                                                          Inception         Date
                                                                              of             of
Investment Division                1 Year         5 Years   10 Years      Portfolio      Portfolio
-------------------                ------         -------   --------      ---------      ---------
AIM V.I. Growth Fund                  17.82%            NA        NA          14.86%     05/05/93
AIM V.I. Value Fund                   14.74%            NA        NA          17.42%     05/05/93
Dreyfus Capital Appreciation          19.03%            NA        NA          17.55%     04/05/93
Dreyfus Growth and Income              7.39%            NA        NA          21.78%     05/02/94
Dreyfus Quality Bond                   0.60%          6.16%       NA           7.85%     08/31/90
Dreyfus Small Cap                      7.82%         23.88%       NA          41.72%     08/31/90
Federated American Leaders II         23.35%            NA        NA          18.63%     02/10/94
Federated Equity Income II               NA             NA        NA          16.02%     01/02/97
Federated US Govt Securities II       -0.14%            NA        NA           3.28%     03/28/94
INVESCO VIF-Dynamics Portfolio           NA             NA        NA         -11.39%     08/25/97
INVESCO VIF-High Yield Portfolio       8.49%            NA        NA          11.89%     05/27/94
INVESCO VIF-Ind. Income Portfolio     19.17%            NA        NA          20.55%     08/10/94
MFS Emerging Growth Series            13.03%            NA        NA          19.77%     07/24/95
MFS Growth with Income Series         20.74%            NA        NA          23.60%     10/09/95
MFS Research Series                   11.41%            NA        NA          18.36%     07/26/95
MFS Utilities Series                  22.67%            NA        NA          24.70%     01/03/95
Scudder Global Discovery                 NA             NA        NA           7.49%     05/02/97
Scudder International                    NA             NA        NA          -8.30%     05/08/97
Warburg International Equity         -10.78%            NA        NA           1.94%     06/30/95
Warburg Fixed Income                     NA             NA        NA           0.94%     03/31/97
Warburg Global Fixed Income              NA             NA        NA          -7.31%     03/31/97

--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURN USING ADJUSTED HISTORICAL DATA FOR PERIOD ENDING 12/31/97
                         (EXCLUDING SURRENDER CHARGES)

                                                                            Since        Inception
                                                                          Inception         Date
                                                                              of             of
Investment Division                1 Year         5 Years   10 Years      Portfolio      Portfolio
-------------------                ------         -------   --------      ---------      ---------
AIM V.I. Growth Fund                  24.82%            NA        NA          15.37%     05/05/93
AIM V.I. Value Fund                   21.74%            NA        NA          17.89%     05/05/93
Dreyfus Capital Appreciation          26.03%            NA        NA          18.00%     04/05/93
Dreyfus Growth and Income             14.39%            NA        NA          22.74%     05/02/94
Dreyfus Quality Bond                   7.60%          6.63%       NA           7.85%     08/31/90
Dreyfus Small Cap                     14.82%         24.13%       NA          41.72%     08/31/90
Federated American Leaders II         30.35%            NA        NA          19.55%     02/10/94
Federated Equity Income II               NA             NA        NA          23.06%     01/02/97
Federated US Govt Securities II        6.86%            NA        NA           4.71%     03/28/94
INVESCO VIF-Dynamics Portfolio           NA             NA        NA           8.33%     08/25/97
INVESCO VIF-High Yield Portfolio      15.49%            NA        NA          13.12%     05/27/94
INVESCO VIF-Ind. Income Portfolio     26.17%            NA        NA          21.66%     08/10/94
MFS Emerging Growth Series            20.03%            NA        NA          21.65%     07/24/95
MFS Growth with Income Series         27.74%            NA        NA          25.65%     10/09/95
MFS Research Series                   18.41%            NA        NA          20.27%     07/26/95
MFS Utilities Series                  29.67%            NA        NA          25.98%     01/03/95
Scudder Global Discovery                 NA             NA        NA          18.44%     05/02/97
Scudder International                    NA             NA        NA           2.36%     05/08/97
Warburg International Equity          -3.78%            NA        NA           4.23%     06/30/95
Warburg Fixed Income                     NA             NA        NA           1.92%     03/31/97
Warburg Global Fixed Income              NA             NA        NA           4.23%     03/31/97

--------------------------------------------------------------------------------

     As of 12/31/97 the RetireMAP Variable Account had not commenced operations. The Inception Dates shown above are the Inception Dates for the underlying portfolios. Data presented herein is described as standardized if it takes into account the maximum withdrawal charge and all other fees and charges. However, the staff of the Securities and Exchange Commission does not consider such data to be standard or standardized, in accordance with Form N-4, if it includes any time period before the Investment Division's inception (reflecting the underlying Portfolio's historical performance, adjusted for the Policy and Variable Account fees and expenses). Accordingly, the Prospectus and/or the Statement of Additional Information refers to any performance data that includes periods prior to the Investment Division's inception as adjusted historical data, not standard data, even if it takes into account the maximum Withdrawal Charge.

                              FEDERAL TAX MATTERS
                              -------------------

Taxation of United Investors
----------------------------

     United Investors is taxed as a life insurance company under Part 1 of Subchapter L of the Internal Revenue Code of 1986 (the "Code"). Since the Variable Account is not an entity separate from United Investors and its operations form a part of United Investors, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Variable Account are reinvested and taken into account in determining the Policy Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the Policy. Under existing federal income tax law, United Investors believes that Variable Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the Policy.

Tax Status of the Policies
--------------------------

     Section 817(h) of the Code provides that the investments of the Variable Account must be "adequately diversified" in accordance with Treasury regulations in order for the Policies to qualify as annuity contracts under Section 72 of the Code. The Variable Account, through each Portfolio of the Funds, intends to comply with the diversification requirements prescribed by the Treasury in Treas. Reg. Section 1.817-5, which affect how the Portfolios' assets may be invested. United Investors does not control any of the Funds or their Portfolios' investments. However, it has entered into an agreement regarding participation in each Fund, which requires each participating Portfolio of the Funds to be operated in compliance with the diversification requirements prescribed by the Treasury.

     In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

     The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Policyowner has additional flexibility in allocating premium payments and Policy Values. These differences could result in a Policyowner being treated as the owner of a pro rata portion of the assets of the Variable Account. In addition, United Investors does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. United Investors therefore reserves the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Variable Account.

Required Distributions
----------------------

     In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any nonqualified Policy to provide that (a) if any Owner dies on or after the annuity starting date but prior to the time the entire interest in the Policy has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Policy will be distributed within five years after the date of that Owner's death.

     These requirements will be considered satisfied as to any portion of the Owner's interest that is payable as annuity payments which will begin within one year of that Owner's death and which will be made over the life of the Owner's designated Beneficiary or over a period not extending beyond his life expectancy.

     If the Owner's designated Beneficiary is the surviving spouse of the Owner, the Policy may be continued with the surviving spouse as the new Owner and no distributions will be required.

Withholding
-----------

     Distributions from the Policy generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

     "Eligible rollover distributions" from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distribution required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS
               -------------------------------------------------

     United Investors reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for, the shares of the Funds that are held by the Variable Account (or any Investment Division) or that the Variable Account (or any Investment Division) may purchase. United Investors reserves the right to eliminate the shares of any of the Portfolios of the Funds and to substitute shares of another Portfolio of the Funds or any other investment vehicle or of another open-end, registered investment company if laws or regulations are changed, if the shares of any of the Funds or a Portfolio are no longer available for investment, or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Investment Division. United Investors will not substitute any shares attributable to a Policyowner's interest in an Investment Division of the Variable Account without notice and prior approval of the Securities and Exchange Commission and the insurance regulator of the state where the Policy was delivered, where required. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

     United Investors also reserves the right to establish additional Investment Divisions of the Variable Account, each of which would invest in a new Portfolio of one of the Funds, or in shares of another investment company or suitable investment, with a specified investment objective. New Investment Divisions may be established when, in the sole discretion of United Investors, marketing needs or investment conditions warrant, and any new Investment Divisions will be made available to existing Policyowners on a basis to be determined by United Investors. United Investors may also eliminate one or more Investment Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

     In the event of any such substitution or change, United Investors may, by appropriate endorsement, make such changes in the Policies as may be necessary or appropriate to reflect such substitution or change. If deemed by United Investors to be in the best interests of persons having voting rights under the Policies, the Variable Account may be operated as a management company under the Investment Company Act of 1940, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other United Investors separate accounts.

                          DISTRIBUTION OF THE POLICY
                          --------------------------

     The Policies will be sold by individuals who, in addition to being licensed as life insurance agents for United Investors, are also registered representatives of MAP Investments Incorporated ("MAP"), the principal underwriter of the Policies, or of broker-dealers or banks who have entered into written sales agreements with MAP. MAP is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1933 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The Policies are offered to the public through brokers licensed under the federal securities laws and state insurance laws that have entered into agreements with MAP. The offering of the Policies is continuous, and MAP does not anticipate discontinuing the offering of the Policies. However, MAP reserves the right to discontinue the offering of the Policies.

     United Investors may reduce or eliminate the Administrative Fee, Annual Contract Maintenance Charge, or Withdrawal Charges on Policies that have been sold to: (1) employees and sales representatives of United Investors or its affiliates; (2) customers of United Investors or distributors of the Policies who are transferring existing policy values to a Policy; or (3) individuals or groups of individuals when sales of the Policy result in savings of sales expenses.

                    SAFEKEEPING OF VARIABLE ACCOUNT ASSETS
                    --------------------------------------

     United Investors holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from United Investors' general account. United Investors maintains records of all purchases and redemptions of Fund shares by each of the Investment Divisions.

                               STATE REGULATION
                               ----------------

     United Investors is subject to regulation by the Missouri Department of Insurance. An annual statement is filed with the Missouri Department of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of United Investors as of December 31 of the preceding year. Periodically, the Missouri Department of Insurance or other authorities examine the liabilities and reserves of United Investors and the Variable Account, and a full examination of United Investors' operations is conducted periodically by the National Association of Insurance Commissioners.

     In addition, United Investors is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments. A Policy is governed by the law of the state in which it is delivered. The values and benefits of each Policy are at least equal to those required by such state.

                              RECORDS AND REPORTS
                              -------------------

     All records and accounts relating to the Variable Account will be maintained by United Investors. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under that Act or by any other applicable law or regulation will be sent to Owners at their last known address of record.

                                 LEGAL MATTERS
                                 -------------

     Legal advice regarding certain matters relating to federal securities laws applicable to the issuance of the Policy described in the Prospectus has been provided by Sutherland, Asbill & Brennan, LLP, of Washington, D.C. All matters of Missouri law pertaining to the Policy, including the validity of the Policy and United Investors' right to issue the Policy under Missouri Insurance Law and any other applicable state insurance or securities laws, have been passed upon by James L. Sedgwick, Esq., President of United Investors.

                                    EXPERTS
                                    -------

     The balance sheets of United Investors Life Insurance Company as of December 31, 1997 and 1996, and the related statements of operations, shareholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1997 have been included herein in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                               OTHER INFORMATION
                               -----------------

     A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                             FINANCIAL STATEMENTS
                             --------------------

     The financial statements of United Investors, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of United Investors to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

     There are no financial statements for the Variable Account because as of December 31, 1997 it had not commenced operations and had no assets or liabilities.

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
United Investors Life Insurance Company
Birmingham, Alabama

We have audited the accompanying balance sheets of United Investors Life Insurance Company as of December 31, 1997 and 1996 and the related statements of operations, shareholder's equity and cash flow for each of the years in the three-year period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United Investors Life Insurance Company at December 31, 1997 and 1996 and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 1997 in conformity with generally accepted accounting principles.


                                          KPMG PEAT MARWICK LLP

Birmingham, Alabama
February 2, 1998 except
 for Note 1 which is as of
 March 3, 1998

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                         (DOLLAR AMOUNTS IN THOUSANDS)

                                                             AT DECEMBER 31,
                                                          ---------------------
                                                             1997       1996
                                                          ---------- ----------
                                    ASSETS
Investments:
 Fixed maturities--available for sale, at fair value
  (cost: 1997--$612,600; 1996--$621,177)................. $  635,643 $  624,880
 Policy loans............................................     15,817     14,332
 Other long-term invested assets.........................     22,488     21,411
 Short-term investments..................................     13,423      1,834
                                                          ---------- ----------
   Total investments.....................................    687,371    662,457
Cash.....................................................      5,288      2,404
Accrued investment income (includes amounts from
 affiliates:
 1997--$473; 1996--$473).................................     11,270     10,781
Receivables .............................................      2,826      2,635
Due from affiliates (includes funds withheld on reinsur-
 ance: 1997--$190,235; 1996--$0).........................    225,235     35,423
Deferred acquisition costs...............................    176,897    169,986
Value of insurance purchased.............................     33,754     16,160
Goodwill.................................................      6,771      7,055
Property and equipment...................................        141        156
Other assets.............................................      1,149      1,534
Separate account assets..................................  1,876,439  1,420,025
                                                          ---------- ----------
   Total assets.......................................... $3,027,141 $2,328,616
                                                          ========== ==========
                     LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
 Future policy benefits.................................. $  736,975 $  531,297
 Unearned and advance premiums...........................      2,975      2,804
 Other policy liabilities................................      8,713      8,135
                                                          ---------- ----------
  Total policy liabilities...............................    748,663    542,236
 Accrued income taxes....................................     58,270     43,063
 Other liabilities.......................................      2,825      2,265
 Due to affiliates.......................................      9,374      8,965
 Separate account liabilities............................  1,876,439  1,420,025
                                                          ---------- ----------
   Total liabilities.....................................  2,695,571  2,016,554
Shareholder's equity:
 Common stock, par value $6 per share-authorized,
  issued and outstanding:
  500,000 shares.........................................      3,000      3,000
 Additional paid-in capital..............................    138,469    137,950
 Unrealized investment gains, net of applicable taxes....     14,700      4,460
 Retained earnings.......................................    175,401    166,652
                                                          ---------- ----------
   Total shareholder's equity............................    331,570    312,062
                                                          ---------- ----------
   Total liabilities and shareholder's equity............ $3,027,141 $2,328,616
                                                          ========== ==========

                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                            STATEMENTS OF OPERATIONS
                         (DOLLAR AMOUNTS IN THOUSANDS)

                                                     YEAR ENDED DECEMBER 31,
                                                    ---------------------------
                                                      1997      1996     1995
                                                    --------  -------- --------
Revenue:
 Premium income.................................... $ 68,723  $ 65,114 $ 61,792
 Policy charges and fees...........................   36,582    29,403   23,109
 Net investment income (includes amounts from af-
  filiates: 1997--$2,863; 1996--$2,847; 1995--
  $3,058; .........................................   51,514    51,128   49,356
 Realized investment gains (losses)................   (5,365)      925    1,441
 Other income (includes amounts from affiliates:
  1997--$11,876; 1996--$0; 1995--$0) ..............   11,876         0        4
                                                    --------  -------- --------
   Total revenue...................................  163,330   146,570  135,702
Benefits and expenses:
 Policy benefits:
  Individual life..................................   57,954    47,355   42,943
  Annuity..........................................   15,165    15,807   16,540
                                                    --------  -------- --------
   Total policy benefits...........................   73,119    63,162   59,483
 Amortization of deferred acquisition costs........   24,898    19,850   16,602
 Commissions and premium taxes (includes amounts to
  affiliates: 1997--$4,928; 1996--$4,723; 1995--
  $4,000; .........................................    6,251     5,248    4,691
 Other operating expense (includes amounts to af-
  filiates: 1997--$3,217; 1996--$2,181; 1995--
  $1,862;..........................................    5,470     3,966    3,679
                                                    --------  -------- --------
   Total benefits and expenses.....................  109,738    92,226   84,455
                                                    --------  -------- --------
Net operating income before income taxes...........   53,592    54,344   51,247
Income taxes.......................................   18,843    19,078   18,037
                                                    --------  -------- --------
   Net income...................................... $ 34,749  $ 35,266 $ 33,210
                                                    ========  ======== ========


                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                       STATEMENTS OF SHAREHOLDER'S EQUITY
                         (DOLLAR AMOUNTS IN THOUSANDS)

                                             UNREALIZED
                                  ADDITIONAL INVESTMENT               TOTAL
                           COMMON  PAID-IN     GAINS    RETAINED  SHAREHOLDER'S
                           STOCK   CAPITAL    (LOSSES)  EARNINGS     EQUITY
                           ------ ---------- ---------- --------  -------------
YEAR ENDED DECEMBER 31,
 1995
  Balance at January 1,
   1995................... $3,000  $137,915   $(12,378) $134,176    $262,713
  Net income..............                                33,210      33,210
  Dividends...............                                (7,500)     (7,500)
  Exercise of stock op-
   tions..................               35                               35
  Net change in unrealized
   investment gains (loss-
   es)....................                      24,670                24,670
                           ------  --------   --------  --------    --------
  Balance at December 31,
   1995...................  3,000   137,950     12,292   159,886     313,128
YEAR ENDED DECEMBER 31,
 1996
  Net income..............                                35,266      35,266
  Dividends...............                               (28,500)    (28,500)
  Net change in unrealized
   investment gains (loss-
   es)....................                      (7,832)               (7,832)
                           ------  --------   --------  --------    --------
  Balance at December 31,
   1996...................  3,000   137,950      4,460   166,652     312,062
YEAR ENDED DECEMBER 31,
 1997
  Net Income..............                                34,749      34,749
  Dividends...............                               (26,000)    (26,000)
  Exercise of stock op-
   tions..................              519                              519
  Net Change in unrealized
   investment gains (loss-
   es)....................                      10,240                10,240
                           ------  --------   --------  --------    --------
  Balance at December 31,
   1997................... $3,000  $138,469   $ 14,700  $175,401    $331,570
                           ======  ========   ========  ========    ========


                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                         (DOLLAR AMOUNTS IN THOUSANDS)

                                                 YEAR ENDED DECEMBER 31,
                                               ------------------------------
                                                 1997       1996      1995
                                               ---------  --------  ---------
Net income.................................... $  34,749  $ 35,266  $  33,210
Adjustments to reconcile net income to cash
 provided from operations:
 Increase in future policy benefits...........    17,878    20,692     22,011
 Increase (decrease) in other policy benefits.       749     2,154       (614)
 Deferral of policy acquisition costs.........   (33,485)  (33,744)   (28,870)
 Value of business acquired...................   (10,000)        0          0
 Amortization of deferred acquisition costs...    24,898    19,850     16,602
 Change in accrued income taxes...............    10,212    (3,033)     2,644
 Depreciation.................................        42        44         52
 Realized (gains) losses on sale of
  investments and properties..................     5,365      (925)    (1,441)
 Other accruals and adjustments...............     1,817      (997)    (3,525)
                                               ---------  --------  ---------
Cash provided from operations.................    52,225    39,307     40,069
Cash used for investment activities:
 Investments sold or matured:
  Fixed maturities available for sale--sold...   113,035    15,246    149,076
  Fixed maturities available for sale--
   matured, called and repaid.................    66,469    44,523     50,659
  Equity securities...........................         0         0      3,341
  Other long-term investments.................     2,199       482      9,316
                                               ---------  --------  ---------
   Total investments sold or matured..........   181,703    60,251    212,392
 Acquisition of investments:
  Fixed maturities--available for sale........  (176,905)  (68,214)  (244,162)
  Net increase in policy loans................    (1,485)   (2,033)    (2,121)
  Other long-term investments.................    (1,517)   (1,183)    (1,587)
                                               ---------  --------  ---------
   Total acquisition of investments...........  (179,907)  (71,430)  (247,870)
 Net (increase) decrease in short-term invest-
  ments.......................................   (11,589)    2,389     (1,901)
 Funds loaned to affiliates...................   (24,080)   (3,500)   (21,000)
 Funds repaid from affiliates.................    24,080     3,500     21,000
 Disposition of properties....................         0        34          6
 Additions to properties......................       (27)     (117)       (33)
                                               ---------  --------  ---------
Cash used for investment activities...........    (9,820)   (8,873)   (37,406)
Cash used for financing activities:
 Cash dividends paid to shareholder...........   (27,000)  (27,500)    (7,500)
 Net receipts from deposit product operations.   (12,521)   (6,572)     3,343
                                               ---------  --------  ---------
Cash used for financing activities............   (39,521)  (34,072)    (4,157)
Increase (decrease) in cash...................     2,884    (3,638)    (1,494)
Cash at beginning of year.....................     2,404     6,042      7,536
                                               ---------  --------  ---------
Cash at end of year........................... $   5,288  $  2,404  $   6,042
                                               =========  ========  =========

                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                         (DOLLAR AMOUNTS IN THOUSANDS)

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Organization: United Investors Life Insurance Company (the "Company") is a wholly-owned subsidiary of United Investors Management Company ("United Management"), which is a wholly-owned subsidiary of Torchmark Corporation ("Torchmark"), the ultimate parent. On March 3, 1998, United Management distributed the Company to Torchmark and Liberty National Life Insurance Company, a wholly owned subsidiary of Torchmark.

  Description of Business: The Company is a life insurer licensed in 49 states. The Company offers a full range of life, annuity and variable products through its agents and is subject to competition from other insurers throughout the United States. The Company is subject to regulation by the insurance department of states in which it is licensed, and undergoes periodic examinations by those departments.

  In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

  The estimates susceptible to significant change are those used in determining the liability for policy reserves, losses and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

  Existing computer programs of many businesses were developed with a two-digit identification without consideration of the upcoming change in century or millennium in the year 2000. Without addressing this issue, many computer programs could fail or produce erroneous results, creating considerable uncertainty and potentially adversely affecting the operations or business.

  UILIC has been in the process of modifying its computer system and applications for the year 2000. It is expected that the project will be substantially completed during 1998 and that final testing will be conducted in 1999. UILIC is utilizing primarily internal staff for this conversion but is also using outside consultants where necessary. The cost of this project, which is immaterial to UILIC is expensed as incurred.

  As a part of its activities, UILIC is engaged electronically with third-party financial institutions and other various organizations which may have computer systems which are not year 2000 compliant. To the degree possible, UILIC is verifying that these third party business systems are currently compliant or are in the process of becoming compliant. To the extent these systems are not compliant there is no assurance that the potential interruptions or cost to UILIC may not be significant.

  Basis of Presentation: The accompanying financial statements include the accounts of United Investors Life Insurance Company ("United Investors") which is a wholly-owned subsidiary of United Investors Management Company ("United Management"). The financial statements have been prepared on the basis of generally accepted accounting principles ("GAAP").

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)
NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


  Investments: United Investors classifies all of its fixed maturity investments, which includes bonds and redeemable preferred stocks, as available for sale. Investments classified as available for sale are carried at fair value with unrealized gains and losses, net of deferred taxes, reflected directly in shareholder's equity. Investments in equity securities, which include common and nonredeemable preferred stocks, are reported at fair value with unrealized gains and losses, net of deferred taxes, reflected directly in shareholder's equity. Policy loans are carried at unpaid principal balances. Short-term investments include investments in certificates of deposit and other interest-bearing time deposits with original maturities within three months. Other long-term investments consist of investments in mutual funds which are carried at fair value. If an investment becomes permanently impaired, such impairment is treated as a realized loss and the investment is adjusted to net realizable value.

  Gains and losses realized on the disposition of investments are recognized as revenues and are determined on a specific identification basis.

  Realized investment gains and losses and investment income attributable to separate accounts are credited to the separate accounts and have no effect on United Investor's net income. Investment income attributable to policyholders is included in United Investor's net investment income. Net investment income for the years ended December 31, 1997, 1996 and 1995 included approximately $37,800, $37,600, and $38,000, respectively, which was allocable to policyholder reserves or accounts. Realized investment gains and losses are not allocable to policyholders.

  Determination of Fair Values of Financial Instruments: Fair value for cash, short-term investments, receivables and payables approximates carrying value. Fair values for investment securities are based on quoted market prices, where available. Otherwise, fair values are based on quoted market prices of comparable instruments. Fair value of future benefits for universal life and current interest products and annuity products are based on the fund value.

  Cash: Cash consists of balances on hand and on deposit in banks and financial institutions.

  Recognition of Revenue and Related Expenses: Premiums for insurance contracts which are not defined as universal life-type according to the Financial Accounting Standards Board's Statement of Accounting Standards
(SFAS) 97 are recognized as revenue over the premium-paying period of the policy. Premiums for limited-payment life insurance contracts as defined by SFAS 97 are recognized over the contract period. Premiums for universal life-type and annuity contracts are added to the policy account value, and revenues from such products are recognized as charges to the policy account value for mortality, administration, and surrenders (retrospective deposit method). The related benefits and expenses are matched with revenues by means of the provision for future policy benefits and the amortization of deferred acquisition costs in a manner which recognizes profits as they are earned over the same period.

  Future Policy Benefits: The liability for future policy benefits for universal life-type products according to SFAS 97 is represented by policy account value. Annuity Contracts are accounted for as deposit contracts. The liability for future policy benefits for other products is provided on the net level premium method based on estimated investment yields, mortality, persistency and other assumptions which were appropriate at the time the policies were issued. Assumptions used are based on United Investor's experience as adjusted to provide for possible adverse deviation. These estimates are periodically reviewed and compared with actual experience. If it is determined that future expected experience differs significantly from that assumed, the estimates are revised.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)

  Deferred acquisition costs: The costs of acquiring new insurance business are deferred. Such costs consist of sales commissions, underwriting expenses, and certain other selling expenses. The costs of acquiring new business through the purchase of other companies and blocks of insurance business are also deferred.

  Deferred acquisition costs, including the value of insurance purchased, for policies other than universal life-type policies according to SFAS 97, are amortized with interest over an estimate of the premium-paying period of the policies in a manner which charges each year's operations in proportion to the receipt of premium income. For limited-payment contracts, acquisition costs are amortized over the contract period. For universal life-type policies, acquisition costs are amortized with interest in proportion to estimated gross profits. The assumptions used as to interest, withdrawals and mortality are consistent with those used in computing the liability for future policy benefits and expenses. If it is determined that future experience differs significantly from that previously assumed, the estimates are revised. Deferred acquisition costs are adjusted to reflect the amounts associated with unrealized investment gains and losses pertaining to universal life-type products.

  Income Taxes: Income taxes are accounted for under the asset and liability method in accordance with SFAS 109. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement book values and tax bases of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  Interest Expense: Interest expense includes interest on borrowed funds not used in the production of investment income. Interest expense relating to the production of investment income is deducted from investment income.

  Property and Equipment: Property and equipment is reported at cost less allowances for depreciation. Depreciation is provided on the straight-line method over the estimated useful lives of these assets which range from three to ten years.

  Goodwill: Goodwill represents the excess cost over the fair value of the net assets acquired when United Investors was purchased by Torchmark Corporation (Torchmark) in 1981 and is being amortized on a straight-line basis over forty years.

  Reclassification: Certain amounts in the financial statements presented have been reclassified from amounts previously reported in order to be comparable between years. These reclassifications have no effect on previously reported shareholders' equity or net income during the periods involved.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)

  Reporting Comprehensive Income (FASB Statement No. 130) is effective for fiscal years beginning after December 15, 1997. Reclassification of prior periods for comparative financial statements is required.

  This document establishes standards for presentation of comprehensive income, a concept of income which, in addition to net income, includes all changes in the equity of a company other than contributions from or distributions to shareholders. Comprehensive income is to be categorized into certain components, each of which is to be displayed prominently in United Investors basic financial statements.

  The most significant aspect of this Statement on United Investors is the separate disclosure of the change in unrealized gain or loss on its fixed investments as a component of comprehensive income, rather than as a direct adjustment of shareholders' equity.

NOTE 2--STATUTORY ACCOUNTING

  United Investors is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from GAAP. Net income and shareholder's equity on a statutory basis for United Investors were as follows:

                                         NET INCOME        SHAREHOLDERS' EQUITY
                                   YEAR ENDED DECEMBER 31,    AT DECEMBER 31,
                                   ----------------------- ---------------------
                                    1997    1996    1995      1997       1996
                                   ------- ------- ------- ---------- ----------
   Life insurance................. $34,537 $26,640 $29,636   $156,676 $  154,222

  The excess of shareholder's equity on a GAAP basis over that determined on a statutory basis is not available for distribution to the shareholder without regulatory approval.

  A reconciliation of United Investors' statutory net income to GAAP net income is as follows:

                                                     YEAR ENDED DECEMBER 31,
                                                     --------------------------
                                                      1997     1996      1995
                                                     -------  -------  --------
   Statutory net income............................. $34,537  $26,640  $ 29,636
   Deferral of acquisition costs....................  33,485   33,744    28,870
   Amortization of acquisition costs................ (24,898) (19,850)  (16,602)
   Differences in policy liabilities................  (2,113)  (4,361)   (6,774)
   Deferred income taxes............................  (6,053)    (773)   (1,389)
   Other............................................    (209)    (134)     (531)
                                                     -------  -------  --------
   GAAP net income.................................. $34,749  $35,266  $ 33,210
                                                     =======  =======  ========

  A reconciliation of United Investors' statutory shareholder's equity to GAAP shareholder's equity is as follows:

                                                      YEAR ENDED DECEMBER 31,
                                                      ------------------------
                                                         1997         1996
                                                      -----------  -----------
   Statutory shareholder's equity....................    $156,676     $154,222
   Differences in policy liabilities.................       9,540       20,834
   Deferred acquisition costs and value of insurance
    purchased........................................     210,651      186,146
   Deferred income taxes ............................     (52,639)     (41,074)
   Asset valuation reserve...........................       9,513       10,762
   Nonadmitted assets................................       1,850        1,856
   Fair value adjustment on fixed maturities
    available for sale...............................      23,043        3,703
   Goodwill..........................................       6,771        7,055
   Due and deferred premiums.........................     (30,334)     (29,324)
   Other.............................................      (3,501)      (2,118)
                                                      -----------  -----------
   GAAP shareholder's equity.........................    $331,570  $   312,062
                                                      ===========  ===========

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)

  The NAIC requires that a risk based capital formula be applied to all life and health insurers. The risk based capital formula is a threshold formula rather than a target capital formula. It is designed only to identify companies that require regulatory attention and is not to be used to rate or rank companies that are adequately capitalized. United Investors is adequately capitalized under the risk based capital formula.

NOTE 3--INVESTMENT OPERATIONS

Investment income is summarized as follows:

                                                     YEAR ENDED DECEMBER 31,
                                                     -------------------------
                                                      1997     1996     1995
                                                     -------  -------  -------
 Fixed maturities................................... $46,000  $46,366  $43,482
 Equity securities..................................       0        0       76
 Policy loans.......................................   1,107    1,001      851
 Other long-term investments........................   1,614    1,211    1,681
 Short-term investments.............................     436      287      717
 Interest and dividends from affiliates.............   2,863    2,847    3,058
                                                     -------  -------  -------
                                                      52,020   51,712   49,865
 Less investment expense............................    (506)    (584)    (509)
                                                     -------  -------  -------
 Net investment income.............................. $51,514  $51,128  $49,356
                                                     =======  =======  =======
 Analysis of gains (losses) from investments:
  Realized investment gains (losses)
   Fixed maturities................................. $(5,235) $   925  $   319
   Equity securities................................       0        0    1,276
   Mutual funds.....................................    (130)       0     (154)
                                                     -------  -------  -------
  Net realized gains (losses)....................... $(5,365) $   925  $ 1,441
                                                     =======  =======  =======
Analysis of change in unrealized investment gains
 (losses):
 Net change in unrealized investment gains (losses)
  on equity securities before tax................... $     0  $     0  $  (438)
 Net change in unrealized investment gains on fixed
  maturities available for sale before tax..........  19,340  (21,767)  58,321
 Other..............................................   1,799      861    3,602
 Adjustment to deferred acquisition costs...........  (5,387)   8,857  (23,532)
 Applicable tax.....................................  (5,512)   4,217  (13,283)
                                                     -------  -------  -------
 Net change in unrealized gains (losses) on equity
  and fixed maturity securities available for sale.. $10,240  $(7,832) $24,670
                                                     =======  =======  =======

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)
NOTE 3--INVESTMENT OPERATIONS (CONTINUED)

  A summary of fixed maturities available for sale by amortized cost and estimated market value at December 31, 1996 and 1995 is as follows:

                                        GROSS      GROSS            AMOUNT PER
                            AMORTIZED UNREALIZED UNREALIZED MARKET  THE BALANCE
1997:                         COST      GAINS      LOSSES    VALUE     SHEET
-----                       --------- ---------- ---------- ------- -----------
 Fixed maturities available
  for sale:
 Bonds:
  U.S. Government direct
   obligations and agen-
   cies....................  $22,035    $  857     $    0   $22,892   $22,892
  GNMA's...................  124,549     5,992       (146)  130,395   130,395
  Mortgage-backed
   securities, GNMA
   collateral..............   23,125       591         (3)   23,713    23,713
  Other mortgage-backed se-
   curities................   20,980       916          0    21,896    21,896
  States, municipalities
   and political
   subdivisions............   28,603       517          0    29,120    29,120
  Foreign governments......    3,298       135          0     3,433     3,433
  Public utilities.........   37,189     1,504        (39)   38,654    38,654
  Industrial and miscella-
   neous...................  352,821    12,986       (267)  365,540   365,540
                             -------    ------     ------   -------   -------
  Total fixed maturities...  612,600    23,498       (455)  635,643   635,643
                             =======    ======     ======   =======   =======
1996:
-----
 Fixed maturities available
  for sale:
 Bonds:
  U.S. Government direct
   obligations and agen-
   cies....................  $21,832    $   79     $ (270)  $21,641   $21,641
  GNMA's...................  150,505     6,297       (812)  155,990   155,990
  Mortgage-backed
   securities, GNMA
   collateral..............   34,904       785         (6)   35,683    35,683
  Other mortgage-backed se-
   curities................    4,060       -0-        -0-     4,060     4,060
  States, municipalities
   and political
   subdivisions............   45,544       383       (894)   45,033    45,033
  Foreign governments......    3,272       158          0     3,430     3,430
  Public utilities.........   22,543       483       (345)   22,681    22,681
  Industrial and miscella-
   neous...................  338,517     3,737     (5,892)  336,362   336,362
                             -------    ------     ------   -------   -------
  Total fixed maturities...  621,177    11,922     (8,219)  624,880   624,880
                             =======    ======     ======   =======   =======

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)
NOTE 3--INVESTMENT OPERATIONS (CONTINUED)

  A schedule of fixed maturities by contractual maturity at December 31, 1997 is shown below on an amortized cost basis and on a market value basis. Actual maturities could differ from contractual maturities due to call or prepayment provisions.

                                                             AMORTIZED  MARKET
                                                               COST     VALUE
                                                             --------- --------
   Fixed maturities available for sale;
    Due in one year or less................................. $  4,751  $  4,824
    Due after one year through five years...................   99,621   102,200
    Due after five years through ten years..................  202,692   209,387
    Due after ten years.....................................  131,058   137,232
                                                             --------  --------
                                                              438,122   453,643
   Mortgage- and asset-backed securities....................  174,478   182,000
                                                             --------  --------
                                                             $612,600  $635,643
                                                             ========  ========

  Proceeds from sales of fixed maturities available for sale were $113,035 in 1997, $15,246 in 1996, and $149,076 in 1995. Gross gains realized on these sales were $112 in 1997, $749 in 1996, and $3,157 in 1995. Gross losses on these sales were $5,716 in 1997, $0 in 1996, and $2,126 in 1995.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)

NOTE 4--DEFERRED ACQUISITION COSTS

  An analysis of deferred acquisition costs and the value of insurance purchased is as follows:

                                  1997                  1996                  1995
                          --------------------- --------------------- ---------------------
                           DEFERRED   VALUE OF   DEFERRED   VALUE OF   DEFERRED   VALUE OF
                          ACQUISITION INSURANCE ACQUISITION INSURANCE ACQUISITION INSURANCE
                             COSTS    PURCHASED    COSTS    PURCHASED    COSTS    PURCHASED
                          ----------- --------- ----------- --------- ----------- ---------
Balance at beginning of
 year...................   $169,986    $16,160   $144,716    $18,679   $153,677    $20,983
 Additions:
  Deferred during peri-
   od:
  Commissions...........     27,664          0     28,492          0     24,258          0
  Other expenses........      5,821          0      5,252          0      4,611          0
                           --------    -------   --------    -------   --------    -------
   Total deferred.......     33,485          0     33,744          0     28,869          0
  Value of insurance
   purchased............          0     21,305          0          0          0          0
 Adjustment attributable
  to unrealized invest-
  ment loss (1).........          0          0      8,857          0          0          0
                           --------    -------   --------    -------   --------    -------
   Total additions......     33,485     21,305     42,601          0     28,869          0
 Deductions:
  Amortized during peri-
   od...................    (21,019)   (3,711)    (16,894)    (2,519)   (14,062)    (2,304)
  Adjustment attribut-
   able to unrealized
   investment gains (1).     (5,387)         0          0          0    (23,532)         0
  Adjustment attribut-
   able to realized
   investment gains (1).       (168)         0       (437)         0       (236)         0
                           --------    -------   --------    -------   --------    -------
   Total deductions.....    (26,574)   (3,711)    (17,331)    (2,519)   (37,830)    (2,304)
                           --------    -------   --------    -------   --------    -------
Balance at end of year..   $176,897    $33,754   $169,986    $16,160   $144,716    $18,679
                           ========    =======   ========    =======   ========    =======

--------
(1) Represents amounts pertaining to investments relating to universal life-type products.

  The amount of interest accrued on the unamortized balance of value of insurance purchased was approximately $938, $1,100, and $1,300 for the years ended December 31, 1997, 1996 and 1995, respectively. The average interest accrual rates used were 6.29%, 6.44% and 6.59%, respectively. The estimated amount of the unamortized value of business purchased balance at December 31, 1997 to be amortized during each of the next five years is: 1998, $1,640; 1999, $1,443; 2000, $1,270; 2001, $1,118; 2002, $984.

  In the event of lapses or early withdrawals in excess of those assumed, deferred acquisition costs and the value of insurance purchased may not be recoverable.

NOTE 5--PROPERTY AND EQUIPMENT

  A summary of property and equipment used in the business is as follows:

                                           AT DECEMBER 31,     AT DECEMBER 31,
                                                1997                1996
                                         ------------------- -------------------
                                                ACCUMULATED         ACCUMULATED
                                          COST  DEPRECIATION  COST  DEPRECIATION
                                         ------ ------------ ------ ------------
Data processing equipment............... $  216    $  161    $  192    $  147
Transportation equipment................    132        55       132        37
Furniture and office equipment .........    922       913       919       903
                                         ------    ------    ------    ------
  Total................................. $1,270    $1,129    $1,243    $1,087
                                         ======    ======    ======    ======

  Depreciation expense on property and equipment used in the business was $42, $44 and $52 in each of the years 1997, 1996, and 1995, respectively.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)

NOTE 6--FUTURE POLICY BENEFIT RESERVES

  A summary of the assumptions used in determining the liability for future policy benefits at December 31, 1997 is as follows:

                           INDIVIDUAL LIFE INSURANCE

Interest Assumptions:

                                             PERCENT OF
      YEARS OF ISSUE      INTEREST RATES     LIABILITY
      --------------   --------------------- ----------
      1962-1997         3% level to 6% level     10%
      1986-1992        7.00% graded to 6.00%     21%
      1962-1985        8.50% graded to 6.00%      5%
      1981-1985        8.50% graded to 7.00%      4%
      1984-1997           Interest sensitive     60%
                                                ----
                                                100%
                                                ====

Mortality assumptions:
  The mortality tables used are various statutory mortality tables and modifications of:

                          1965-70 Select and Ultimate Table
                          1975-80 Select and Ultimate Table

Withdrawal assumptions:
  Withdrawal assumptions are based on United Investors' experience.

NOTE 7--INCOME TAXES

  United Investors is included in the life-nonlife consolidated federal income tax return filed by Torchmark. Under the tax allocation agreement with Torchmark, a company with taxable income pays tax equal to the amount it would pay if it filed a separate tax return. A company with a loss is paid a tax benefit currently to the extent that affiliated companies with taxable income utilize that loss.

  Total income taxes were allocated as follows:

                                                     YEAR ENDED DECEMBER 31,
                                                     -------------------------
                                                      1997     1996     1995
                                                     -------  -------  -------
   Net operating income before income taxes......... $18,843  $19,078  $18,037
   Shareholder's equity:
    Unrealized gains (losses).......................   5,512   (4,217)  13,283
    Tax basis compensation expense in excess of
     amounts recognized for financial reporting
     purposes from the exercise of stock options....    (519)       0      (35)
    Other...........................................       1     (152)       1
                                                     -------  -------  -------
                                                     $23,837  $14,709  $31,286
                                                     =======  =======  =======

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)
NOTE 7--INCOME TAXES (CONTINUED)

  Income tax expense before the adjustments to shareholder's equity is summarized below:

                                                        YEAR ENDED DECEMBER 31,
                                                        -----------------------
                                                         1997    1996    1995
                                                        ------- ------- -------
Current income tax expense............................. $12,790 $18,305 $16,648
Deferred income tax expense............................   6,053     773   1,389
                                                        ------- ------- -------
                                                        $18,843 $19,078 $18,037
                                                        ======= ======= =======


  In 1997, 1996, and 1995, deferred income tax expense was incurred because of the difference between net operating income before income taxes as reported on the statements of operations and taxable income as reported on United Investor's income tax returns. As explained in Note 1, this difference caused the financial statement book values of some assets and liabilities to be different from their respective tax bases.

  The effective income tax rate differed from the expected 35% rate in 1997, 1996 and 1995 as shown below:

                                              YEAR ENDED DECEMBER 31,
                                        ----------------------------------------
                                         1997     %    1996     %    1995     %
                                        -------  ---  -------  ---  -------  ---
Expected income taxes.................. $18,757   35% $19,020   35% $17,936   35%
Increase (reduction) in income taxes
 resulting from:
 Tax-exempt investment income..........     (18)   0      (38)   0     (102)   0
 Purchase accounting differences.......      99    0       99    0       99    0
 Other.................................       5    0       (3)   0      104    0
                                        -------  ---  -------  ---  -------  ---
Income taxes........................... $18,843   35% $19,078   35% $18,037   35%
                                        =======  ===  =======  ===  =======  ===

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)
NOTE 7--INCOME TAXES (CONTINUED)

  The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below:

                                                        YEAR ENDED DECEMBER 31,
                                                        -----------------------
                                                           1997        1996
                                                        ----------- -----------
   Deferred tax assets:
    Future policy benefits and unearned and advance
     premiums.......................................... $     4,777 $     5,936
    Present value of future policy surrender charges...      13,925       9,636
    Other liabilities, principally due to the current
     nondeductibilty for tax purposes of certain
     accrued expenses..................................         203         147
                                                        ----------- -----------
    Total gross deferred tax assets....................      18,905      15,719
                                                        ----------- -----------
    Net deferred tax assets............................      18,905      15,719
                                                        ----------- -----------
   Deferred tax liabilities:
    Deferred acquisition costs.........................      62,863      53,625
    Unrealized investment gains........................       7,914       2,402
    Other..............................................         767         766
                                                        ----------- -----------
    Total gross deferred tax liabilities...............      71,544      56,793
                                                        ----------- -----------
    Net deferred tax liability.........................      52,639      41,074
                                                        =========== ===========

  In United Investor's opinion, all deferred tax assets will be recoverable.

  United Investors has not recognized a deferred tax liability of approximately $2,200 that arose prior to 1984 on temporary differences related to its policyholders' surplus account. A current tax expense will be recognized in the future if and when this tax becomes payable.

NOTE 8--POSTRETIREMENT BENEFITS

  Pension Plans: The full-time exempt employees of United Investors are covered under a defined benefit pension plan and a defined contribution savings plan. These plans cover primarily employees of other Torchmark and United Management affiliates. The total costs of these retirement plans charged to operations were as follows:

                                                              DEFINED    DEFINED
    YEAR ENDED                                              CONTRIBUTION BENEFIT
   DECEMBER 31,                                                PLANS      PLAN
   ------------                                             ------------ -------
    1997..................................................      $44       $118
    1996..................................................       41        115
    1995..................................................       39         75

  Net periodic pension cost for the defined benefit plan which covers United Investors' full-time exempt employees has been calculated on the projected unit credit actuarial cost method in accordance with SFAS 87,which was adopted effective January 1, 1986. Contributions are made to the plan equal to pension expense subject to minimums required by regulation and maximums allowed for

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)
NOTE 8--POSTRETIREMENT BENEFITS (CONTINUED)

tax purposes. United Investors records the difference between the SFAS 87 expense and the actual cash contribution to the plan to a liability account. The liability recorded was $55 at December 31, 1997, and $55 at December 31, 1996. United Investors is one of several sponsors of the defined benefit plan. The total unfunded plan liability recorded at December 31, 1997 was $459. The plan is organized as a trust fund whose assets consist primarily of investments in long-term fixed maturities and equity securities. Such assets are valued at market.

  United Investors accrues expense for the defined contribution plans based on a percentage of the employees' contributions. The plans are funded by the employee contributions and a company contribution.

  Postretirement Benefit Plans Other Than Pensions: United Investors provides certain health care benefits ("postretirement benefits") for its retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company. Coverage under this plan of health benefits ceases when the covered retiree and/or covered spouse are eligible for Medicare benefits.

  Postretirement benefit cost for the years ending December 31, 1997, 1996 and 1995 was $1, $5 and $3, respectively; this expense includes the expected cost of post- retirement benefits for newly eligible or vested employees, the interest cost, and gains and losses arising from differences between actuarial assumptions and actual experience.

  The unfunded postretirement benefit obligation for retirees and other fully eligible or vested plan participants was $109 and $122 as of December 31, 1997 and 1996, respectively. The discount rate used in determining the accumulated postretirement benefit obligation was 7.50% and the health care cost trend rate was 9%, graded to 4.5% over 10 years.

NOTE 9--RELATED PARTY TRANSACTIONS

  The primary distributor of United Investors' Insurance products is Waddell & Reed, Inc. ("W&R"), a United Management affiliate. W&R receives a commission for marketing these products which was approximately $29,600, $30,200, and $25,700 for the years ended December 31, 1997, 1996, and 1995, respectively.

  United Investors was charged for space, equipment, and services provided by an affiliate amounting to $1,852 in 1997, $1,797 in 1996 and $1,706 in 1995.

  Torchmark performed certain administrative services for United Investors for which it charged $468 in 1997, $384 in 1996 and $156 in 1995.

  In November 1994, United Investors loaned Torchmark $35,000 at an interest rate of 8.11%. Interest income related to the Torchmark loans totaling $2,838 and $2,838 at December 31, 1997 and 1996, respectively, is included in the accompanying financial statements. In January 1996, United Investors loaned Liberty National $3,500 at an interest rate of 5.75%. This loan was paid in full in February 1996. Interest income related to this loan totaling $9 at December 31, 1996 is included in the accompanying financial statements. In 1997, United Investors loaned Torchmark, Liberty National and United American $8,060, $10,520 and $5,500 respectively at an interest rate of 5.5% all of which were repaid prior to December 31, 1997. Interest income related to these loans totaling $1, $2, and $22 respectively are included in the accompanying financial statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)

NOTE 9--RELATED PARTY TRANSACTIONS (CONTINUED)

  Effective January 1, 1997 United Investors assumed a block of annuity products totaling $200,321 from United American Insurance Company (United American), an affiliated company, on a 100% funds withheld coinsurance basis. In connection with this transaction United Investors paid a ceding fee to United American totaling $21,305, $10,000 of which was paid in cash, and recorded a due from affiliates totaling $189, 016. As of December 31, 1997, the funds withheld balance totaled $190, 235 and is included in due from affiliates. Interest income on funds withheld at December 31, 1997 totaled $11,876 and is included in other income. The reserve for annuity balances assumed in connection with this transaction totaled $210,276 as of December 31, 1997.

  United Investors serves as sponsor to four separate accounts and depositor to two separate accounts of the underlying investment fund in connection with its variable product business. At December 31, 1997 and 1996 United Investors had investments of $16,542 and $14,000, in the separate accounts which were included in other long-term invested assets and carried at market.

  Other long-term invested assets also includes investments, carried at market, in the United Group of Mutual Funds and certain other funds for which W&R is the sole advisor. These investments approximated $5,946 and $5,159 at December 31, 1997 and 1996. Investment income derived from these investments is included in net investment income.

NOTE 10--COMMITMENTS AND CONTINGENCIES

  Reinsurance: United Investors reinsures that portion of insurance risk which is in excess of its retention limit. The maximum net retention limit for ordinary life insurance is $500 per life. Life insurance ceded represented 2% of total life insurance in force at December 31, 1997 and 4% of premium income for 1997. United Investors would be liable for the reinsured risks ceded to other companies to the extent that such reinsuring companies are unable to meet their obligation. Except as disclosed in Note 9, United Investors does not assume insurance risks of other companies.

  Restrictions on the transfer of funds: Regulatory restrictions exist on the transfer of funds from insurance companies. These restrictions generally limit the payment of dividends to the statutory net gain from operations of the prior year in the absence of special approval. Additionally, insurance companies are not permitted to distribute the excess of shareholder's equity as determined on a GAAP basis over that determined on a statutory basis. Restricted net assets at December 31, 1997 in compliance with all regulations were $177,894.

  Litigation: United Investors is engaged in routine litigation arising from the normal course of business. In management's opinion, this litigation will not materially affect United Investors' financial position or results of operations.

  Concentrations of credit risk: United Investors maintains a highly diversified investment portfolio with limited concentration in any given region, industry, or economic characteristic. The investment portfolio consists of securities of the U.S. government or U.S. government-backed securities (26%); securities of state and municipal governments (4%) investment-grade corporate bonds (53%), non government guaranteed mortgaged backed securities (3%), United Funds (3%); and policy loans (3%) which are secured by the underlying insurance policy value. The balance of the portfolio is invested in short-term investments (2%), and non investment grade securities (6%).

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)

NOTE 10--COMMITMENTS AND CONTINGENCIES (CONTINUED)

Investments in municipal governments and corporations are made throughout the U.S. with no concentration in any given state. Corporate debt investments are made in a wide range of industries. At December 31, 1997, 1% or more of the portfolio was invested in the following industries: financial services (21%); public utilities (6%); chemicals and allied products (5%); transportation (5%); manufacturing (4%); consumer goods (4%); media and communications (3%); services (3%); machinery and equipment (2%); petroleum (2%); paper and allied products (1%); and assets-backed securities (1%). At the end of 1997, 6% of the carrying value of securities was rated below investment grade. Par value of these investments was $42,275, amortized cost was $43,075, and market value was $44,076. While these investments could be subject to additional credit risk, such risk should generally be reflected in market value.

  Collateral requirements: United Investors requires collateral for investments in instruments where collateral is available and typically required because of the nature of the investment. Since the majority of United Investor's investments are in government, government-secured, or corporate securities, the requirement for collateral is rare.

NOTE 11--SUPPLEMENTAL DISCLOSURES FOR CASH FLOW STATEMENT

  The following table summarizes United Investors' noncash transactions, which are not reflected on the statement of cash flow as required by GAAP:

                                                         YEAR ENDED DECEMBER 31,
                                                         -----------------------
                                                          1997    1996    1995
                                                         ------- ------- -------
       Due from affiliates.............................. 189,016       0       0
       Value of business acquired.......................  11,305       0       0
       Future policy benefits........................... 200,321       0       0

  The following table summarizes certain amounts paid during the period:

                                                         YEAR ENDED DECEMBER 31,
                                                         -----------------------
                                                          1997    1996    1995
                                                         ------- ------- -------
       Taxes paid.......................................  $8,631 $22,111 $15,393

PART C
------
                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

(a)  Financial Statements
     --------------------

       No financial statements of the Registrant, RetireMAP Variable Account (the "Variable Account"), are filed as part of the Registration Statement because the Variable Account had not commenced operations and had no assets and liabilities as of December 31, 1997.

       The following financial statements of the Depositor, United Investors Life Insurance Company ("United Investors"), are included in Part B (Statement of Additional Information) of the Registration Statement:

Independent Auditors' Report
Balance Sheets--at December 31, 1997 and 1996
Statements of Operations--for the years ended December 31, 1997, 1996 and 1995 Statements of Shareholder's Equity--for the years ended December 31, 1997, 1996 and 1995
Statements of Cash Flow--for the years ended December 31, 1997, 1996 and 1995 Notes to Financial Statements

(b)    Exhibits
       --------

       (1) Resolution of the Board of Directors of United Investors authorizing establishment of the Variable Account./2/
       (2)  Custody agreements: Not applicable.
       (3)  (A)    Principal Underwriting Agreement./5/
            (B)    Form of Broker-Dealer Sales Agreement./5/
            (C)    Master Distribution Agreement./5/
       (4)  (A)    Form of Annuity Policy./2/
            (B)    Optional Death Benefit Rider./5/
            (C)    Waiver of Withdrawal Charges Rider./2/
            (D)    Death Benefit Endorsement./5/
       (5)  Form of Application./2/
       (6)  (A)    Certificate of Incorporation of United Investors./1/
            (B)    By-Laws of United Investors./1/
       (7)  Reinsurance contracts: Not applicable.
       (8)  (A)    Participation Agreement for:
                   (i)    AIM Variable Insurance Funds, Inc./5/
                   (ii)   Federated Insurance Series./4/
                   (iii)  Scudder Variable Life Investment Fund./4/
                   (iv)   Dreyfus Variable Investment Fund./4/
                   (v)    MFS Variable Insurance Trust./4/
                   (vi)   Warburg Pincus Trust./4/
                   (vii)  Warburg Pincus Trust II./4/
                   (viii) INVESCO Variable Investment Funds, Inc./5/
            (B)    Form of Administration Agreement./3/

       (9)  Consent of James L. Sedgwick, Esq./5/
       (10) (A)    Consent of Sutherland, Asbill & Brennan, LLP/5/
            (B)    Consent of KPMG Peat Marwick LLP./5/
       (11) Certain additional financial statements: Not applicable.
       (12) Agreements/understandings for providing initial capital: Not applicable.
       (13) Performance Data Calculations./5/
       (14) Financial Data Schedules: Not applicable.
       (15) Power of Attorney./3/
_________________________________

1 Incorporated herein by reference from Post-Effective Amendment No. 12 to the Registration Statement on Form S-6

     (File No. 33-11465), filed on behalf of United Investors Life Variable Account on April 30, 1998.
2 Incorporated herein by reference from the initial Registration Statement on Form N-4 (File No. 333-12507) filed on behalf of RetireMAP Variable Account on September 23, 1996.
3 Incorporated herein by reference from Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-12507) filed on behalf of RetireMAP Variable Account on March 7, 1997.
4 Incorporated herein by reference from Pre-Effective Amendment No. 2 to the Registration Statement on Form N-4 (File No. 333-12507) filed on behalf of the RetireMAP Variable Account on July 2, 1997.
5    Filed herewith.


ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR
          ---------------------------------------

Name and Principal            Position and Offices
Business Address*             with Depositor
-----------------             --------------


C. B. Hudson**                Director, Chairman of the Board and Chief
                              Executive Officer

James L. Sedgwick             Director and President

W. Thomas Aycock              Vice President and Chief Actuary, and Director

Tony G. Brill**               Director and Senior Vice President

Larry M. Hutchison**          Director

Michael J. Klyce              Vice President and Treasurer

John H. Livingston            Secretary and Associate Counsel, and Director

James L. Mayton, Jr.          Vice President and Controller

Carol A. McCoy                Director and Assistant Secretary

Anthony L. McWhorter          Director

Ross W. Stagner               Vice President and Director

William L. Surber             Vice President and Director


________________________

* Unless otherwise noted, the principal business address of each person listed is United Investors Life Insurance Company, P. O. Box 10207, Birmingham, Alabama 35202-0207.

** Principal business address: Torchmark Corporation, 3700 South Stonebridge,
   McKinney, Texas 75050.

ITEM 26.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR
          -------------------------------------------------------------------
          REGISTRANT
          ----------

    The Depositor, United Investors Life Insurance Company, Inc. ("United Investors"), is indirectly owned by Torchmark Corporation. The following table shows the persons controlled by or under common control with United Investors, their Parent Company, and the state or jurisdiction of incorporation. All companies are 100% owned by their Parent Company, unless otherwise indicated, which is indirectly owned by Torchmark Corporation. The Registrant is a segregated asset account of United Investors.

                                                 Parent    State/Jurisdiction
Company                                          Co. Code  of Incorporation
-------                                          --------  ------------------

American Income Life Insurance Co.               D         Indiana

American Life and Accident Insurance Co.         B         Texas

Brown-Service Funeral Homes Co., Inc.            C         Alabama
 (Services burial insurance policies)

Family Service Life Insurance Co.                C         Texas

Famlico, Inc.                                    A         Texas

Fiduciary Trust Company of New Hampshire         G*        New Hampshire

First United American Life Insurance Co.         E         New York

Globe Insurance Agency, Inc.                     B         Arkansas

Globe Life And Accident Insurance Co.            D         Delaware

Globe Marketing Services Inc.                    B         Oklahoma

Liberty National Auto Club, Inc.                 C         Alabama

Liberty National GroupCare, Inc.                 C         Alabama

Liberty National Life Insurance Co.              D         Alabama

Living Decisions, Inc.                           E         Texas

Maxwell's Energy Company, Inc.                   D         Alabama

Sentinel American Life Insurance Co.             A         Texas

Stonegate Management Company                     H         Alabama

Stonegate Realty Company                         H         Delaware

Torch Royalty Company                            F         Delaware

Torchmark Corporation                                      Delaware
 (Holding company)

Torchmark Development Corporation                D         Alabama

Unicon Agency, Inc.                              G         New York

United American Insurance Co.                    D         Delaware

United Investors Life Insurance Co.              C         Missouri


W & R Insurance Agency, Inc.                     G         Missouri

                                                 Parent    State/Jurisdiction
Company                                          Co. Code  of Incorporation
-----------------------------------------------  --------  ------------------

W & R Insurance Agency of Alabama, Inc.          G         Alabama

W & R Insurance Agency of Arkansas, Inc.         G         Arkansas

W & R Insurance Agency of Massachusetts, Inc.    G         Massachusetts

W & R Insurance Agency of Montana, Inc.          G         Montana

W & R Insurance Agency of Nevada, Inc.           G         Nevada

W & R Insurance Agency of Utah, Inc.             G         Utah

W & R Insurance Agency of Wyoming, Inc.          G         Wyoming

Waddell & Reed, Inc.                             F         Delaware
 (Insurance sales; investment manager)

Waddell & Reed Distributing Inc.                 G         Missouri
 (Distributor for mutual funds)

Waddell & Reed Asset Management Co.              G         Missouri

Waddell & Reed Financial, Inc.                   C**       Delaware

Waddell & Reed Financial Services, Inc.          F         Missouri

Waddell & Reed Investment Management Co.         G         Kansas

Waddell & Reed Leasing, Inc.                     G         Missouri
 (Equipment leasing partnerships)

Waddell & Reed Services Co.                      G         Missouri
 (Shareholder services)

________________________
*   Parent company owns 99% of the common stock.
**  Parent company owns 64%.

Parent Company Codes
---------------------------------------
A   Family Service Life Insurance Co.
B   Globe Life And Accident Insurance Co.
C   Liberty National Life Insurance Co.
D   Torchmark Corporation
E   United American Insurance Co.

F   Waddell & Reed Financial
G   Waddell & Reed, Inc.
H   Torchmark Development Corporation


ITEM 27.  NUMBER OF POLICY OWNERS
          -----------------------

          (Not Applicable)


ITEM 28.  INDEMNIFICATION
          ---------------

         Article XII of United Investors' By-Laws provides as follows:

    "Each Director or officer, or former Director or officer, of this Corporation, and his legal representatives, shall be indemnified by the Corporation against liabilities, expenses, counsel fees and costs, reasonably incurred by him or his estate in connection with, or arising out of, any action, suit, proceeding or claim in which he is made a party by reason of his being, or having been, such Director or officer; and any person who, at the request of this Corporation, serves as Director or officer of another corporation in which this Corporation owns corporate stock, and his legal representatives, shall in like manner be indemnified by this Corporation; provided that, in either case shall the Corporation indemnify such Director or officer with respect to any matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been liable for misconduct in the performance of his duties as such Director or officer. The indemnification herein provided for shall apply also in respect of any amount paid in compromise of any such action, suit, proceeding or claim asserted against such Director or officer (including expenses, counsel fees, and costs reasonably incurred in connection therewith), provided that the Board of Directors shall have first approved such proposed compromise settlement and determined that the officer or Director involved is not guilty of misconduct, but in taking such action any Director involved shall not be qualified to vote thereof, and if for this reason a quorum of the Board cannot be obtained to vote on such matters, it shall be determined by a committee of three (3) persons appointed by the shareholders at a duly called special meeting or at a regular meeting. In determining whether or not a Director or officer is guilty of misconduct in relation to any such matter, the Board of Directors or committee appointed by the shareholders, as the case shall be, may rely conclusively upon an opinion of independent legal counsel selected by such Board or committee. The rights to indemnification herein provided shall not be exclusive of any other rights to which such Director or officer may be lawfully entitled."

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 29.  PRINCIPAL UNDERWRITERS
          ----------------------

(a) MAP Investments Incorporated ("MAP") is the principal underwriter of the Policies as defined in the Investment Company Act of 1940. It is not the principal underwriter, depositor, sponsor, or investment adviser for any other investment company.

(b) The following table provides certain information with respect to each director, officer, or partner of MAP.

Name and Principal            Positions and Offices
Business Address*             With Underwriter
-----------------             ----------------

D. Mark Davenport             Director, President, Treasurer

Terry L. Johnson              Vice President, Secretary

(c)           Commissions Received by Each Principal Underwriter
    from the Registrant During the One Year Period Ending December 31, 1997
    -----------------------------------------------------------------------

                     Net
                     Underwriting
Name of Principal    Discounts and    Compensation        Brokerage
Underwriter          Commissions      on Redemption       Commissions          Compensation
-----------          -------------    -------------       -----------          ------------
MAP Investments      (not applicable)  (not applicable)    (not applicable)     (not applicable)
Incorporated

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS
          --------------------------------

       All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by United Investors at its home office.


ITEM 31.  MANAGEMENT SERVICES
          -------------------

       All management contracts are discussed in Part A or Part B.


ITEM 32.  UNDERTAKINGS
          ------------

(a) Registrant undertakes that it will file a Post-Effective Amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to United Investors at the address or phone number listed in the Prospectus.

(d) United Investors represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by United Investors.

                        STATEMENT PURSUANT TO RULE 6c-7
                        -------------------------------

       United Investors and the Variable Account rely on 17 C.F.R. Section 270.6c-7 and represent that the provisions of that Rule have been or will be complied with. Accordingly, United Investors and the Variable Account are exempt from the provisions of Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940 with respect to any variable annuity contract participating in such account to the extent necessary to permit compliance with the Texas Optional Retirement Program.

                         SECTION 403(b) REPRESENTATIONS
                         ------------------------------

       United Investors represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

                                  SIGNATURES
                                  ----------

      As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, RetireMap Variable Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 1 to the Registration Statement and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf in the City of Birmingham and the State of Alabama on the 26th day of June, 1998.

                              UNITED INVESTORS RETIREMAP VARIABLE ACCOUNT
                              (REGISTRANT)

                              UNITED INVESTORS LIFE INSURANCE COMPANY
                              (DEPOSITOR)


                              By: /s/ James L. Sedgwick
                                  ------------------------------------
                                     James L. Sedgwick, President

      As required by the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement for the RetireMAP Variable Account has been signed by the following persons in the capacities and on the dates indicated.

Signature                                              Title                       Date
---------                                              -----                       ----



------------------------------------         Director, Chairman of the Board    June 26, 1998
C. B. Hudson                                 and Chief Executive Officer

/s/ James L. Sedgwick
------------------------------------         Director and President             June 26, 1998
James L. Sedgwick

/s/ W. Thomas Aycock
------------------------------------         Vice President and Chief           June 26, 1998
W. Thomas Aycock                             Actuary, and Director

/s/ Tony G. Brill
------------------------------------         Senior Vice President and          June 26, 1998
Tony G. Brill                                Director


------------------------------------         Director                           June 26, 1998
Larry M. Hutchison

/s/ Michael J. Klyce
------------------------------------         Vice President and Treasurer       June 26, 1998
Michael J. Klyce

/s/ John H. Livingston
------------------------------------         Secretary, Counsel, and Director   June 26, 1998
John H. Livingston

/s/ James L. Mayton, Jr.
------------------------------------         Vice President and Controller      June 26, 1998
James L. Mayton, Jr.


------------------------------------         Director                          June 26, 1998
Anthony L. McWhorter

/s/ Carol A. Mccoy
------------------------------------         Director and Assistant Secretary   June 26, 1998
Carol A. McCoy

/s/ Ross W. Stagner
------------------------------------         Vice President and Director        June 26, 1998
Ross W. Stagner

/s/ William L. Surber
------------------------------------         Vice President and Director        June 26, 1998
William L. Surber


                                 EXHIBIT INDEX

Exhibit
Number                    Description
-------        ----------------------------------

(3)(A)         Principal Underwriting Agreement

(3)(B)         Form of Broker-Dealer Agreement

(3)(C)         Master Distribution Agreement

(4)(B)         Optional Death Benefit Rider - Form ODB97

(4)(D)         Death Benefit Endorsement - Form DB97

(8)(A)(i)      Form of Participation Agreement for AIM Variable Insurance Funds,
               Inc.

(8)(A)(viii)   Form of Participation Agreement for INVESCO Variable Investment
               Funds, Inc.

(9)            Consent of James L. Sedgwick, Esq.

(10)(A)        Consent of Sutherland, Asbill & Brennan LLP

(10)(B)        Consent of KPMG Peat Marwick LLP

(13)           Performance Data Calculations